SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO. ___)

Filed by the Registrant [X]
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Check the appropriate box:

[_] Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                        ADVANCED MARKETING SERVICES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
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[ ] Fee paid previously with preliminary materials.
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    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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

                       [Advanced Marketing Services Logo]

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON AUGUST 14, 2003

To the Stockholders of
Advanced Marketing Services, Inc.

     The Annual Meeting of Stockholders of Advanced Marketing Services, Inc. will be held on Thursday, August 14, 2003, at 9:00 a.m., Pacific Daylight Time, at 5880 Oberlin Drive, Suite 400, San Diego, California 92121 for the following purposes:

     1.   To elect three Class A Directors to serve for three-year terms;

     2.   To vote upon a proposal to amend and restate our 1995 Stock Option
          Plan;

     3. To ratify the selection of Deloitte & Touche LLP as our independent auditors for the fiscal year ending March 31, 2004; and

     4. To transact any other business which may properly come before the meeting and any adjournments or postponements.

     Our proxy statement containing information for stockholders accompanies this Notice and a copy of our Annual Report for the fiscal year ended March 31, 2003 is also enclosed.

     The Board of Directors has fixed the close of business, June 30, 2003 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting.

     Whether or not you expect to attend the Annual Meeting in person, please date and sign the accompanying proxy card and return it promptly in the envelope enclosed for that purpose.


                                        By the order of the Board of Directors


                                        /s/ Charles C. Tillinghast

                                        CHARLES C. TILLINGHAST
                                        Chairman

San Diego, California
June 30, 2003

                                                                     [NYSE Logo]

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
PROXY STATEMENT ...........................................................    1
GENERAL INFORMATION .......................................................    1
CORPORATE GOVERNANCE MATTERS ..............................................    1
ITEM 1. ELECTION OF DIRECTORS .............................................    2
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT ............    3
MANAGEMENT ................................................................    4
EXECUTIVE COMPENSATION ....................................................    9
ITEM 2. PROPOSED AMENDMENT TO AND RESTATEMENT OF THE COMPANY'S 1995
 STOCK OPTION PLAN ........................................................   15
ITEM 3. APPROVAL OF SELECTION OF INDEPENDENT AUDITORS .....................   20
REPORT OF THE AUDIT AND COMPLIANCE COMMITTEE ..............................   21
FISCAL 2003 AUDIT FIRM FEE SUMMARY ........................................   21
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE ...................   22
FORM 10-K .................................................................   22
CERTAIN TRANSACTIONS ......................................................   22
FUTURE STOCKHOLDER PROPOSALS ..............................................   22
OTHER MATTERS .............................................................   22
APPENDIX A ADVANCED MARKETING SERVICES, INC. EQUITY INCENTIVE PLAN ........  A-1
APPENDIX B ADVANCED MARKETING SERVICES AUDIT AND COMPLIANCE
 COMMITTEE CHARTER ........................................................  B-1
APPENDIX C ADVANCED MARKETING SERVICES, INC. BOARD GUIDELINES ON
 CORPORATE GOVERNANCE ISSUES ..............................................  C-1
APPENDIX D ADVANCED MARKETING SERVICES, INC. CODE OF ETHICS ...............  D-1

                        ADVANCED MARKETING SERVICES, INC.
                               5880 Oberlin Drive
                           San Diego, California 92121
                                 (858) 457-2500

                              ---------------------

                                 PROXY STATEMENT

                              ---------------------

                               GENERAL INFORMATION

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Advanced Marketing Services, Inc. ("AMS" or the "Company"), a Delaware corporation, for use only at its Annual Meeting of Stockholders to be held on Thursday, August 14, 2003, and any adjournments or postponements thereof (the "Annual Meeting").

     Shares may not be voted unless the signed proxy card is returned or other specific arrangements are made to have shares represented at the meeting. Any stockholder of record giving a proxy may revoke it at any time before it is voted by filing with our Corporate Secretary a notice in writing revoking it, by duly executing a proxy bearing a later date, or by attending the Annual Meeting and expressing a desire to revoke the proxy and vote the shares in person. Stockholders whose shares are held in street name should consult with their brokers or other nominees concerning procedures for revocation. Subject to such revocation, all shares represented by a properly executed proxy card will be voted as directed by the stockholder on the proxy card.

     If no choice is specified, proxies will be voted (i) FOR the persons nominated by the Board of Directors for election as directors; (ii) FOR the amendment to and restatement of the 1995 Stock Option Plan; (iii) FOR the ratification of Deloitte & Touche LLP as independent auditors; and (iv) in the discretion of the proxy holders with respect to such other matters as may come before the Annual Meeting.

     In addition to soliciting proxies by mail, our directors, officers and other regular employees, without additional compensation, may solicit proxies personally or by other appropriate means. We will bear the total cost of solicitation of proxies. Although there are no formal agreements to do so, it is anticipated that we will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding any proxy soliciting materials to their principals.

     Only stockholders of record at the close of business on June 30, 2003 are entitled to receive notice of and to vote at the Annual Meeting. As of the close of business on June 1, 2003, we had outstanding 19,055,455 shares of Common Stock, which constituted all of our outstanding voting securities, excluding 4,096,974 shares of Common Stock held in treasury and not permitted to be voted at the Annual Meeting. Each share is entitled to one vote. The holders of a majority of the shares of Common Stock entitled to vote at the Annual Meeting, present in person or by proxy, will constitute a quorum. If a quorum is present, directors are elected by a plurality of votes cast and cumulative voting is not permitted for directors. If a quorum is present, the affirmative vote of holders of a majority of the shares represented and voting is required for approval of the proposed amendment to and restatement of the 1995 Stock Option Plan, the ratification of Deloitte & Touche LLP as independent auditors and any other matters which might be submitted to the stockholders for consideration at the Annual Meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business but have the effect of a "No" vote for purposes of determining whether a proposal has been approved.

     We anticipate that this proxy statement and accompanying proxy card will first be mailed to our stockholders on or about July 14, 2003.

                         CORPORATE GOVERNANCE MATTERS

     The Company is committed to the highest standards of integrity and corporate governance and to full compliance with the Sarbanes-Oxley Act of 2002 and related rules and regulations of the Securities and Exchange Commission and the New York Stock Exchange. Copies of the Company's Audit and Compliance Committee Charter as well as our Board Guidelines on Corporate Governance Issues and Code of Ethics are attached as appendices to this Proxy Statement.

                         ITEM 1. ELECTION OF DIRECTORS

Nominees

     Pursuant to the Company's Certificate of Incorporation, our Board of Directors is divided into three classes of directors, each class to be as nearly equal in number as possible. Directors are elected to serve for three-year terms, with the elections staggered by class. The Board is currently composed of nine directors; three of whom are Class A directors, three of whom are Class B directors and three of whom are Class C directors. At the Annual Meeting, three Class A directors are to be elected to a three-year term until the Annual Meeting of Stockholders to be held in 2006 and until their successors are duly elected and qualified. The Governance and Nominating Committee has recommended to the Board of Directors, and the Board of Directors has nominated, each of the following incumbent Class A directors for reelection as a Class A director:

        Charles C. Tillinghast    Michael M. Nicita    Loren C. Paulsen

     Information concerning the nominees for election as Class A directors is set forth under the caption "Management -- Directors and Executive Officers."

     The Board of Directors has no reason to believe that its nominees will be unable or unwilling to serve if elected. However, should any nominee named herein become unable or unwilling to accept nomination or election, the Board's proxies will vote instead for such other person as the Board of Directors may recommend.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "AUTHORITY GIVEN" ELECTION OF THE ABOVE MENTIONED NOMINEES AS DIRECTORS.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information as of March 31, 2003 with regard to beneficial ownership of the Common Stock by (i) persons known by the Company to be beneficial owners of more than five percent of the Common Stock, (ii) the directors of the Company, (iii) the executive officers named in the Summary Compensation Table below and (iv) all executive officers and directors as a group.

                                                              Common Stock      Percent of
                                                              Beneficially     Outstanding
Name (and Address (1)) of Beneficial Owner                        Owned        Common Stock
------------------------------------------                   --------------   -------------
FMR Corp. ................................................      2,148,500          11.3%
Charles C. Tillinghast, III (2) ..........................      2,099,088          11.0%
Loren C. Paulsen (3) .....................................      1,641,524           8.6%
Grace & White, Inc. ......................................      1,499,587           7.9%
ICM Asset Management, Inc. ...............................      1,122,550           5.9%
Kahn Brothers & Co., Inc. ................................        986,840           5.2%
Edward J. Leonard (4) ....................................        205,500           1.1%
Michael M. Nicita (5) ....................................        182,711           1.0%
Kevan M. Lyon (6) ........................................        153,322             *
James A. Leidich (7) .....................................         69,675             *
Trygye E. Myhren (8) .....................................         53,000             *
Lynn S. Dawson (9) .......................................         52,050             *
William G. Berryman (10) .................................         51,000             *
Robert F. Bartlett (11) ..................................         36,000             *
E. William Swanson (12) ..................................         17,625             *
All executive officers, officers, and directors as a group
 (28 persons) (13) .......................................      4,823,910          25.3%

------------
*    less than 1%

(1) The address of Messrs. Tillinghast and Paulsen is c/o Advanced Marketing Services, Inc., 5880 Oberlin Drive; San Diego, CA 92121. The address of FMR Corp. is 82 Devonshire Street; Boston, MA 02109. The address of Grace & White, Inc. is 515 Madison Avenue; New York, NY 10022. The address of ICM Asset Management, Inc. is 601 W. Main Avenue #600; Spokane, WA 99201. The address of Kahn Brothers & Co. is 555 Madison Avenue; New York, NY 10022.

(2) Mr. Tillinghast's shares are held of record (i) 2,024,088 shares by a Revocable Trust, dated April 7, 1988, of which Mr. Tillinghast and his wife are trustees and (ii) 75,000 shares by a Charitable Remainder Unit Trust of which neither Mr. Tillinghast nor his wife are trustees and as to which they disclaim beneficial ownership. The first amount also includes 950 shares subject to options exercisable within 60 days held by Cynthia B. Tillinghast, an Editor in the Advantage Publishing Group division of the Company and the wife of Mr. Tillinghast. Mr. Tillinghast disclaims beneficial ownership of such 950 shares. See "Certain Transactions."

(3) Of Mr. Paulsen's shares, 1,416,892 are held of record by a Revocable Trust, dated July 12, 1999, the trustee of which is Mr. Paulsen, and 224,632 are held of record by an Irrevocable Trust, dated August 22, 1988, the beneficiaries of which are Mr. Paulsen's children and the trustees of which are unrelated to Mr. Paulsen. Mr. Paulsen disclaims beneficial ownership of the 226,430 shares held by this Irrevocable Trust.

(4)  Includes 205,500 shares subject to options exercisable within 60 days.

(5)  Includes 180,988 shares subject to options exercisable within 60 days.

(6)  Includes 142,250 shares subject to options exercisable within 60 days.

(7)  Includes 33,000 shares subject to options exercisable within 60 days.

(8)  Includes 33,000 shares subject to options exercisable within 60 days.

(9)  Includes 51,750 shares subject to options exercisable within 60 days.

(10) Includes 51,000 shares subject to options exercisable within 60 days.

(11) Includes 33,000 shares subject to options exercisable within 60 days.

(12) 1500 of Mr. Swanson's shares are held of record by F.W. Cygnet Pension Plan, of which Mr. Swanson is a trustee. 16,125 shares are subject to options exercisable within 60 days.

(13) Includes 1,003,623 shares subject to options exercisable within 60 days.

                                  MANAGEMENT

Directors and Executive Officers

     The following sets forth certain information as of June 1, 2003 with regard to (i) each director, including the three nominees (who currently serve as directors), and (ii) each executive officer of the Company who is neither a director nor a nominee.

Name                                  Age                             Position
----                                 -----   ---------------------------------------------------------
Charles C. Tillinghast ...........    66     Chairman of the Board of Directors
Michael M. Nicita ................    50     President, Chief Executive Officer and Director
Loren C. Paulsen .................    53     Executive Vice President -- Facility Development and
                                              Special Projects and Director
Robert F. Bartlett ...............    58     Director(2)(3)
Lynn S. Dawson ...................    52     Director(1)(3)
Bruce E. Grout ...................    56     Director(1)(2)
James A. Leidich .................    60     Director(1)(3)
Trygve E. Myhren .................    66     Director(2)(3)
E. William Swanson ...............    67     Director(1)(2)
William G. Berryman ..............    59     Executive Vice President and Chief Information Officer
Michael J. Focht .................    46     Executive Vice President -- Operations
Edward J. Leonard ................    52     Executive Vice President, Chief Financial Officer and
                                              Secretary
Kevan M. Lyon ....................    44     Executive Vice President -- Distribution/Publisher
                                              Services
Adam R. Zoldan ...................    50     Executive Vice President -- Wholesaler/Retailer Services
Steven T. Boyle ..................    40     Vice President -- Treasurer
Tara M. Catogge ..................    36     Vice President -- Sales, Clubs
Sandra Miller Christie ...........    48     Vice President -- Advertising
Mark J. Flournoy .................    37     Vice President -- Controller
Colleen M. Hartwell ..............    43     Vice President -- Human Resources
Michael W. W. Kidd ...............    52     Vice President -- International
Thomas J. Leettola ...............    56     Vice President -- Facility and Systems Design
Christopher S. McKenney ..........    37     Executive Vice President & Chief Operating Officer --
                                              Publishers Group West
Susan W. Naythons ................    49     Executive Vice President of Sales -- Publishers Group
                                              West
Mark S. Ouimet ...................    48     Executive Vice President of Marketing -- Publishers
                                              Group West
John J. Rogers ...................    51     Vice President -- Partner Applications Services
Jacob S. Sherman .................    51     Vice President -- Operations
Sydney J. Stanley ................    54     Vice President -- Product Development
Martin S. Vrabel .................    41     Vice President -- Financial Planning and Analysis

------------
(1)  Member of the Audit and Compliance Committee.

(2)  Member of the Compensation Committee.

(3)  Member of the Governance and Nominating Committee.

     Mr. Tillinghast has served as Chairman of the Board of Directors since November 1994. He served as Chief Executive Officer of the Company from November 1994 until December 31, 1996; prior to that time, Mr. Tillinghast served as President, Chief Executive Officer and as a Director of the Company since its inception in 1982. He served as President of Oak Tree Publications, Inc. from 1976 until 1981 and as President of CRM, a diversified publishing company, from 1971 through 1975. Mr. Tillinghast was employed by Boise Cascade Corporation for 10 years, where he served in various management positions, including Senior Vice President from 1971 to 1973.

     Mr. Nicita has served as Chief Executive Officer of the Company since January 1, 1997 and as President, Chief Operating Officer and a Director of the Company since November 1994. From 1978 to November 1994, he served in various capacities at Golden-Lee Book Distributors, including MIS Director, Controller and General Manager. Mr. Nicita was employed by Barnes & Noble Book Stores, Inc. from 1977 to 1978. Mr. Nicita is the co-author of two books on microcomputers and has also been a columnist for a national microcomputer consumer magazine.

     Mr. Paulsen has served as Executive Vice President -- Facility Development and Special Projects since December 1989 and as a Director of the Company since its inception in 1982. From 1982 to December 1989, Mr. Paulsen served as Vice President -- Operations of the Company. Prior thereto, he was employed by Fed Mart Corp., a discount retail chain, for 17 years in various capacities, including sundries and book buyer.

     Mr. Bartlett has been a Director of the Company since April 1994. He has served as Managing Director of Combined Resources International, a picture frame manufacturing company, since 1996. Mr. Bartlett has many years of experience in the warehouse club industry, having served as Vice President, Divisional Manager of Anderson Chamberlain, a warehouse club manufacturer's representative firm (1993-1995); Senior Vice President of Merchandising, Operations, Traffic and Distribution, SourceClub, Inc. (1991-1993); Executive Vice President of Merchandising, Traffic and Distribution, The Wholesale Club, Inc. (1990-1991); and Executive Vice President of Merchandising, Traffic and Distribution, The Price Club (1981-1990).

     Ms. Dawson has been a Director of the Company since April 1994. From 2000 to June 2003, she served as Executive Vice President for Worldwide Dreams LLC, a manufacturing company of quality fashion handbags, small leather goods and accessories of licensed and private brands to all channels of distribution. From 1997 through 1999, she was President, Small Leather Goods Division, at Worldwide Dreams LLC and had been with the company since 1992. Ms. Dawson has many years of experience in department store operations, having served in a variety of positions including Vice President, Divisional Merchandise Manager with Foley's Department Store (1990-1991); Senior Vice President/General Merchandise Manager, Broadway Department Store (1978-1990) and Buyer and Department Manager, May Company Department Store (1972-1978).

     Mr. Grout has been a Director of the Company since February 2002. Since 1999, he has served as Senior Vice President -- International of Airborne Express, Inc., a global shipping company. From 1990 through 1998, Mr. Grout was Vice President -- General Manager -- Asia-Pacific of Airborne Express, Inc. Mr. Grout has over three decades of experience in the international shipping industry, having guided sales strategies for Airborne Express across the United States, the Far East, Singapore, Australia and New Zealand.

     Mr. Leidich has been a Director of the Company since November 1986. Since 1983, he has served as President of Graywave, Inc., a management-consulting firm. Mr. Leidich serves on the boards of numerous privately held companies. From July 1994 to July 1999, he served as Chairman and Chief Executive Officer of Bright Start, Inc., which operates childcare centers. From November 1989 to May 1993, he served as an officer and partner in Colorado Venture Management, Inc., a venture capital firm. Mr. Leidich was the Chairman of Children's World, Inc., a national chain of childcare centers, from 1975 to 1983. From 1980 to 1983, Mr. Leidich was Executive Vice President of the Parker Pen Company.

     Mr. Myhren has been a Director of the Company since February 1989. From December 1990 to March 1996, he served as President and as a Director of the Providence Journal Company, a diversified media company and concurrently as President and CEO of King Broadcasting Corporation. Since 1998, he has been President of Myhren Media, Inc., a media investment and consultation firm, and Myhren Ventures, L.P. He is a trustee of the University of Denver and the U.S. Ski and Snowboard Team. His other directorships include J.D. Edwards, Inc. and Dreyfus Founders Funds, Inc. From 1975 until 1988, he served as President and then Chairman and Chief Executive Officer of American Television and Communications Corporation, a publicly traded subsidiary of Time, Inc. and known today as Time/ Warner Cable. From 1981 to 1991, Mr. Myhren served as a Director of the National Cable Television Association and was its Chairman in 1986 and 1987. He has previously served as a Director of Turner Broadcasting

Systems, Inc., Continental Cablevision, Inc., Citizen's Bank Corp., Lifespan, Inc., Verio, Inc., Peapod, Inc. and on Time's internal boards for Home Box Office, Temple-Eastex and Time Magazine Group, and on the Federal Communications Commission's Advisory Committee on High Definition Television.

     Mr. Swanson has been a Director of the Company since April 1988. He is trustee of the Crescent Porter Hale Foundation in San Francisco. He has served as President of F. W. Cygnet, Inc., an investment management firm since 1986. From 1982 to 1986, Mr. Swanson was the President and Chief Executive Officer of St. Francis Associates, a private investment management firm in San Francisco. From 1975 through 1982, he was employed by the Parker Pen Company, serving in various capacities, including President, Chief Executive Officer and Chief Operating Officer.

     Mr. Berryman joined the Company in May 2000 as Executive Vice President and Chief Information Officer. From 1998 to 2000, he served as Chief Information Officer for Duke-Weeks Corporation, a real estate investment trust. From 1996 to 1998, he served as Senior Vice President and Chief Information Officer for ProSource Distribution Services, a foodservice distributor to chain restaurants. Mr. Berryman served for two years as Vice President and Chief Information Officer for The Penn Traffic Company, a grocery retailer, from 1989 to 1993 and was employed by Dominick's Finer Foods as Vice President, MIS. In addition, Mr. Berryman served Gateway Foods for 16 years as the Senior Information Services Executive.

     Mr. Focht joined the Company in August 2000 as Executive Vice President, Operations. Prior to joining AMS, he was employed with Ingram Industries, Inc. for 25 years. His most recent role at Ingram was as the Senior Vice President -- Operations for their book group division and President, Ingram
Transportation Company.

     Mr. Leonard joined the Company in April 1999 as Executive Vice President and Chief Financial Officer. Mr. Leonard was appointed Secretary of the Company in April 1999. From 1995 to 1999, Mr. Leonard was Vice President -- Financial Planning and Operations, North America for Warner Home Video, a division of Warner Bros. Studio, a business unit of Timer Warner, Inc. Mr. Leonard worked in the automotive industry for Ford Motor Company and Nissan Motor Corporation, USA in a variety of financial positions for 11 years. Mr. Leonard also worked from 1984 to 1992 in various financial positions for Taco Bell Corporation, a division of PepsiCo.

     Ms. Lyon joined the Company in 1988 as Marketing Director. In December 1989, Ms. Lyon was named Vice President -- Marketing with responsibility for leading the sales and marketing efforts with respect to the Company's major customers. In September 1994, Ms. Lyon became Vice President -- Merchandising with responsibility for the Company's buying activities. In October 1997, Ms. Lyon was promoted to Executive Vice President -- Merchandising with responsibility for buying, advertising and the Advanced Global Distribution division of AMS. In January 2002, Ms. Lyon assumed responsibility for Publishers Group West, in addition to her existing wholesale buying and advertising activities for AMS. In January of this year, Ms. Lyon's title was changed to Executive Vice President -- Distribution/Publisher Services. From 1983 through 1988, she worked for Allergan, Inc., a pharmaceutical company, in various sales and product management positions.

     Mr. Zoldan joined the Company in January 1995 as Vice President -- Marketing, was promoted to Executive Vice President in April 2001, and has responsibility for sales and relations with the Company's major customers. In January of this year, Mr. Zoldan's title was changed to Executive Vice President -- Wholesale/Retailer Services. From 1988 to 1995, Mr. Zoldan was General Sales Manager for Eastman, a division of Office Depot. From 1984-1986, he served as General Sales Manager for Office Club (now Office Depot), and from 1981-1984 as District Sales Manager for McKesson Office Products.

     Mr. Boyle joined the Company in 1995 as Controller. He was promoted to Vice President and Controller in April 1999. In August 2002, he was appointed to the newly created position of Vice President and Treasurer. From 1992 to 1995, he worked for a manufacturer and distributor of sportswear as Controller. Previously, Mr. Boyle served as Controller and Internal Auditor for two computer manufacturing firms. Mr. Boyle was with Arthur Andersen & Company for five years and is a CPA.

     Ms. Catogge joined the Company in August 1994 as a Marketing Manager. In December 1994, she was promoted to General Marketing Manager for the SAM'S CLUB account and in 1998 became the Director of Club Sales with responsibility for leading AMS's sales and marketing efforts in all club accounts. Prior to joining AMS, she was employed by Harcourt Brace, Inc. as its Sales Director for the Academic Press book division.

     Ms. Christie joined the Company in 1986. She became Director of Advertising in 1994 and was promoted to Vice-President -- Advertising in October 1997. Prior to joining AMS, Ms. Christie managed Mysterious Bookshop in New York, and prior to 1980, she worked for other book retailers.

     Mr. Flournoy joined the Company in October, 2001 as Director of Business Systems and participated in the Company's Systems Implementation Team. When the new system implementation was complete, Mr. Flournoy was promoted to Vice President -- Controller in August, 2002. He was Assistant Controller at Proxima, a manufacturer and distributor of desktop projectors, from 1999 to 2000. From 1996 through 1999, Mr. Flournoy served as Controller of Adidas-Taylor Made Golf Company, a worldwide manufacturer and distributor of golf equipment. From 1992 through 1996, Mr. Flournoy was an accountant with Ernst & Young and is a CPA.

     Ms. Hartwell joined the Company in February 2002 as Vice President of Human Resources. Prior to joining AMS, she served as Vice President of Human Resources for CompassLearning, an educational software company and division of WRC Media from April 2000 to November 2001. From 1998 through 2000, Ms. Hartwell was Director of Human Resources for Kelly Staff Leasing, a human resource outsourcing company and a division of Kelly Services. From 1985 through 1996, she held a variety of human resource positions with Time Warner Cable in San Diego, and in 1996 became Vice President of Human Resources for Time Warner Cable (a business unit of AOL Time Warner Inc.) in Rochester, New York.

     Mr. Kidd joined the Company as Managing Director (U.K.) and (Europe) in April 2000. While retaining this position, Mr. Kidd was also promoted to Vice President -- International of the Company in August 2002. From 1996 to 2000, he was Managing Director with Lloyds Chemist, plc, and from 1994 to 1996 he was Managing Director within Spicers, Ltd., where he was responsible for sales, marketing and distribution within the pharmaceutical and office equipment and stationery industries, respectively. Mr. Kidd was Group General Manager at Dana Corporation in Toledo, Ohio from 1984 to 1996 where he was responsible for the sales, marketing and distribution of automotive parts and accessories within the UK and Europe. From 1978 to 1984, he was Manager at Marks and Spencer, plc, the leading retailer in the U.K., where he oversaw the management of various retail stores in both fashion and food.

     Mr. Leettola joined the Company in June 1986 as Operations Manager of the Northern California facility. He was promoted to Vice President -- Facilities and Systems Design in January 2001. From 1972 through June 1986, he held a variety of operational management positions with major retailers, including The Bon Marche, Liberty House and Macy's. Prior to 1972, he was involved in the support of oceanographic and environmental research programs through private foundations and government agencies, including C&GS & E.S.S.A.

     Mr. McKenney has served as Executive Vice President and Chief Operating Officer of Publishers Group West since AMS acquired PGW in January of 2002. He joined PGW as Executive Vice President and Chief Operating Officer in January 2001. From 1993 to 2000, Mr. McKenney held various positions at Digital Pond, a graphic services and software company, including the position of President and Chief Executive Officer from 1998 to 2000. From 1987 to 1993, Mr. McKenney served as a newspaper publishing marketing manager, worked as an associate in a consulting firm, and completed an MBA.

     Ms. Naythons has served as Executive Vice President of Sales of Publishers Group West, since joining the company in 2002. From 1995 to 2002, Ms. Naythons was an independent literary agent, served as a consultant for BMR Associates, a media consulting firm in Corte Madera, California, and as Director of Marketing at HarperSanFrancisco, a division of HarperCollins Publishers. From 1986 to 1995, Ms. Naythons held managerial and executive positions with several New York publishers including Warner Books, where she served as Vice President of Sales and Marketing. Ms. Naythons began her book career in 1976 at Ingram Book Company in Nashville, Tennessee.

     Mr. Ouimet has served as Executive Vice President of Marketing of Publishers Group West since June 2002. From July 1998 to June 2002, he served as Executive Vice President, Sales and Marketing of PGW. He served as Senior Vice President of Marketing, Vice President of Marketing and Director of Marketing PGW from April 1990 to July 1998. From November 1977 until April 1990, he served in various buying, marketing and management capacities at the Stanford Bookstore in Palo Alto, California.

     Mr. Rogers joined the Company in March 1987 as an Order
Processing/Receiving Coordinator. In July of 1989, he became Special Projects Coordinator, and in April 1990, was promoted to Operations Staff Manager. In April 1994, John advanced to the executive position of Director of Logistics, and then to Director of Systems

Development, where he developed and implemented the Company's proprietary Vendor Managed Inventory (VMI) Software. He served in that position until his most recent promotion in September 2000 to Vice President -- Partner Application Services.

     Mr. Sherman joined the company in June 2003 as Vice President -- Operations. Prior to joining AMS, he was Vice President -- Distribution at Random House for two years. Prior to Random House, he worked in various positions at Ingram Industries, most recently as Vice President -- Operations with responsibility for establishing the Business to Consumer business. He also established and managed the publisher distribution business for Ingram. Clients included Houghton Mifflin, IDG Books, Microsoft Press, and Grove/Atlantic. Mr. Sherman received his MBA from Owen Graduate School in 1987.

     Ms. Stanley joined the Company in November 1990 as a General Merchandise Manager with responsibility for the juvenile book category and was promoted to Vice President -- Product Development in November 1996. From 1974 through 1989, Ms. Stanley was employed by the City of San Diego in a variety of professional managerial positions for the Library Department, including assignments in children's literature and services, branch library management and fundraising. Ms. Stanley is currently responsible for Advanced Marketing Services' Product Development Program. This includes oversight of all proprietary publishing, as well as the Company's imprints: Silver Dolphin, Laurel Glen, Portable Press and Thunder Bay.

     Mr. Vrabel joined the Company in September 1999 as Director of Finance and was promoted to Vice President -- Financial Planning and Analysis in August 2002. From 1997 to 1999, Mr. Vrabel was a Director of Finance for Telespectrum Worldwide, a telemarketing company. From 1992 to 1997, Mr. Vrabel served as Worldwide Controller for Warner Home Video, a division of Warner Bros. Studio, a business unit of Time Warner Inc. From 1988 to 1992, Mr. Vrabel served as Assistant Controller and Controller for MCA Records, Inc./MCA Music Publishing, a division of MCA Inc. Mr. Vrabel was an accountant with Ernst & Young from 1985 to 1988.

     Officers serve at the discretion of the Board of Directors.

Board of Directors and Committees

     Directors are elected to serve staggered three-year terms and until their successors are duly elected and qualified. Effective October 1, 2002, each director who is not otherwise employed by the Company receives an annual director's fee of $18,000 plus $1,250 for each Board meeting attended in person and $625 for each telephonic Board meeting attended in person or by telephone. In addition, each outside director is paid $1,000 for each Audit and Compliance Committee, Compensation Committee or Governance and Nominating Committee meeting attended that is held on dates other than those of Board meetings and $500 for each telephonic committee meeting attended in person or by telephone. Committee chairs also receive an annual fee of $5,000 for serving in such capacity. The Company reimburses each director for reasonable out-of-pocket expenses incurred in his or her capacity as a member of the Board of Directors and committee member. No payments are made for actions taken in writing. Although there is no formal policy with regard thereto, from time-to-time outside members of the Board are granted options to purchase shares of common stock under the Company's stock option plan solely for their service as members of the Board. The Board of Directors held a total of 8 regularly scheduled and special meetings during the year ended March 31, 2003. Each director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and all committees thereof on which such director served held during the fiscal year ended March 31, 2003.

     Our Audit and Compliance Committee is composed of four outside directors who are not officers or employees of our subsidiaries. In the opinion of the Board of Directors, and as "independent" is defined under the standards of the New York Stock Exchange, these directors are independent of management and free of any relationship that would interfere with the exercise of independent judgment as members of the Audit and Compliance Committee.

     The members of the Audit and Compliance Committee of the Board of Directors are Messrs. Leidich, Grout, Swanson and Ms. Dawson. Based on their education and experience, Messrs. Leidich, who also serves as Chairman, and Swanson, have been designated as Audit Committee Financial Experts. The Audit and Compliance Committee held ten meetings during Fiscal 2003. The functions of the Audit and Compliance Committee are primarily to select the Company's independent public accountants, discuss with them the scope of the audit, consider matters pertaining to the Company's accounting policies and internal controls and provide a means for direct communication between the independent public accountants and the Board of Directors. Our Board of Directors has adopted a written charter for the Audit and Compliance Committee. A copy of the Audit and Compliance Committee Charter is included as Appendix A to this Proxy Statement.

     The members of the Compensation Committee of the Board of Directors are Messrs. Bartlett, Grout, Myhren and Swanson. The Compensation Committee held four meetings during Fiscal 2003. The functions of the Compensation Committee are to review and recommend changes in salaries and bonuses of key employees, to review periodically, and make recommendations with respect to, the compensation structure of the Company, to determine the amount of contributions to the Company's profit sharing plan and, since September 2003, to grant options and awards under the Company's 1995 Stock Option Plan. Members of the committee are outside directors who are not officers or employees of the Company or the Company's subsidiaries. In the opinion of the Board, these directors are independent of management and free of any relationship that would interfere with their exercise of independent judgment as members of this committee.

     The members of the Governance and Nominating Committee of the Board of Directors are Messrs. Bartlett, Leidich, and Myhren and Ms. Dawson. The Governance and Nominating Committee held six meetings during Fiscal 2003. The functions of the Governance and Nominating Committee are to review the practices and policies of the Board of Directors, recommend qualified candidates for election to the Board of Directors, recommend and lead processes for evaluating Board and Chief Executive Officer performance, monitor senior management succession plans and monitor our policies with respect to significant issues of corporate public responsibility. Members of the committee are outside directors who are not officers or employees of the Company or the Company's subsidiaries. In the opinion of the Board, these directors are independent of management and free of any relationship that would interfere with their exercise of independent judgment as members of this committee.

                            EXECUTIVE COMPENSATION

Compensation Committee Report on Executive Compensation

     The following is a report of the Compensation Committee concerning its policies and actions in Fiscal 2003 concerning executive compensation.

     The Company's compensation programs are designed to (a) link executive compensation to the performance of the Company and to stockholder value as measured by the long-term price appreciation of the Company's common stock, and
(b) attract, retain and motivate employees by providing for the vesting of certain components of compensation over a number of years.

     The Company's compensation of executive officers, including its Chief Executive Officer, consists principally of two components: (a) annual cash compensation, generally consisting of base salary and a bonus, and (b) long-term, stock-based compensation. The policies governing these components, as well as the basis for determining the compensation payable to the Chief Executive Officer, are described below.

     Annual Salary and Bonus Compensation. The salaries of executive officers are determined on the basis of, in no particular order of importance, the responsibilities of the position held, the prior experience and compensation of the officer, the compensation practices of competitors, as determined from publicly available information, discussions with knowledgeable consultants and participants in the publishing and distribution industries and other marketplace factors such as housing and relocation requirements. The Compensation Committee also strives to compensate each executive officer at a level that is appropriate in relation to the compensation of other executive officers of the Company. The Company generally weights increases in executive compensation in favor of performance and, therefore, salary increases are generally related to the tax adjusted inflation rate and bonuses are generally related to performance.

     Under the Company's bonus plan, cash bonuses are earned if a minimum targeted level of net income is attained. Bonus amounts increase if higher target net income levels are attained. The Company's net income objectives are established by the Compensation Committee at the commencement of each fiscal year. For Fiscal 2003, there were no payments under the Company's bonus plan to executive officers because minimum targeted net income objectives were not met.

     Long-Term Stock Option Compensation. The Company grants stock options to its executive officers and other employees pursuant to its 1995 Stock Option Plan. The Company believes that such options help to more closely align the interests of its management employees with the long-term interests of its stockholders by providing an incentive for increasing stockholder value. Moreover, such options are believed to be instrumental in retaining employees over the longer term, since full benefits of appreciated options cannot be realized until the end of the applicable vesting period, which is usually five years.

     During Fiscal 2003, based on the contributions of the employees and performance of the Company, the Compensation Committee approved a grant of options to purchase 70,000 shares of Common Stock to Michael M. Nicita. The Compensation Committee also approved grants of options to purchase 25,000 shares of Common Stock each to the following Named Executive Officers: Edward
J. Leonard, Kevan M. Lyon and William G. Berryman. Messrs. Tillinghast and Paulsen, who are founders of the Company, are eligible to receive grants of options, but their significant equity positions in the Company are currently believed to provide them with substantial incentives to enhance stockholder value and no options were granted to them during Fiscal 2003.

     CEO Compensation. The Compensation Committee establishes the base salary and bonus, if any, payable to Mr. Michael M. Nicita, the Company's Chief Executive Officer, based on the same factors applicable to executive officer compensation generally.

     As the Company did not meet the minimum net income objective established by the Compensation Committee, there were no bonuses awarded under the Company's bonus plan to Mr. Nicita for Fiscal 2003.

     Internal Revenue Code Section 162(m). Internal Revenue Code Section 162(m), enacted in 1993, provides that a public corporation generally may not deduct compensation in excess of $1,000,000 payable to its chief executive officer or any of its other four most highly compensated officers. Certain performance-based compensation is specifically exempted. It is the policy of the Compensation Committee to take into account the effect of Section 162(m) if the compensation payable to an executive officer approaches $1,000,000. However, the provisions of Section 162(m) are not expected to preclude the award of compensation believed to be merited, even if in excess of $1,000,000.


                                        The Compensation Committee

                                        Robert F. Bartlett, Chairman
                                        Bruce E. Grout
                                        Trygve E. Myhren
                                        E. William Swanson

Summary of Cash and Other Compensation

     The following table sets forth information concerning the annual and long-term compensation for services rendered in all capacities to the Company for the fiscal years ended March 31, 2003, 2002 and 2001 of those persons who were, at March 31, 2003, (i) the Chief Executive Officer and (ii) the four other most highly paid executive officers of the Company (collectively the "Named Executive Officers").

                                                                                     Long-Term
                                                       Annual Compensation         Compensation        All Other
                                       Fiscal    ------------------------------       Options        Compensation
Name and Capacity in Which Served       Year      Salary($)(1)     Bonus($)(1)        (#)(2)            ($)(3)
-----------------------------------   --------   --------------   -------------   --------------   ----------------
Charles C. Tillinghast ............     2003        $204,961         $     --             --           $ 18,077
 Chairman of the                        2002        $199,346         $ 75,000          1,000(4)        $ 65,266
 Board of Directors                     2001        $202,223         $176,570          3,750(4)        $ 93,859

Michael M. Nicita .................     2003        $444,468         $     --         70,000           $ 38,071
 Chief Executive Officer,               2002        $429,029         $163,500         85,000           $119,406
 President and Director                 2001        $363,575         $328,670         82,500           $134,976

Edward J. Leonard .................     2003        $284,923         $     --         25,000           $ 52,928
 Executive Vice President               2002        $274,077         $ 62,500         30,000           $ 46,933
 and Chief Financial Officer            2001        $250,384         $150,190         30,000           $ 35,165

Kevan M. Lyon .....................     2003        $244,647         $     --         25,000           $ 26,636
 Executive Vice President --            2002        $223,769         $ 62,500             --           $ 47,512
 Distribution/Publisher Services        2001        $195,913         $126,790         60,000           $ 66,936

William G. Berryman ...............     2003        $232,500         $     --         25,000           $ 24,465
 Executive Vice President --            2002        $224,039         $ 37,500         30,000           $ 17,266
 Information Services                   2001        $166,923         $ 78,625         75,000           $ 75,808(5)

------------
(1) Amounts shown include cash compensation earned and received by executive officers as well as amounts earned and accrued but not yet paid, including salary amounts deferred at their election under the Company's 401(k) plan and deferred compensation plan.

(2) Number of options shown reflects adjustments made in connection with three three-for-two stock splits of the Company's Common Stock effected by the Company in February 1999, January 2000 and May 2001.

(3) The amounts indicated for Fiscal 2003 include, for Messrs. Tillinghast, Nicita, Leonard, Ms. Lyon and Mr. Berryman, respectively. No profit sharing contributions were made on behalf of the above-mentioned executive officers for Fiscal 2003. The Company match under the Company's deferred compensation plan (excluding interest) was $1,580, $20,728, $38,995, $13,089 and $11,139 for each individual, respectively. Automobile allowances amounted to $14,740, $14,740, $11,390, $11,390 and $11,390, for
     each individual, respectively. The Company made matching 401(k) plan contributions of $1,757, $2,603, $2,543, $2,157 and $1,936 for each individual, respectively. The deferred compensation plan permits an eligible employee to defer up to 50% of base salary and 100% of any bonus. The Company is obligated to contribute an amount equal to an employee's deferral up to a stated maximum and may, at its discretion, make additional contributions. Company contributions generally vest over a five-year period beginning on the date of an employee's entry into the plan.

(4) Represents options held by Cynthia B. Tillinghast, an Editor in the Advantage Publishing Group division of the Company. Ms. Tillinghast is the wife of Mr. Tillinghast.

(5)  Includes relocation expenses of $66,201.

Employment Arrangements

     Mr. Tillinghast served as Chief Executive Officer of the Company until December 31, 1996. In order to provide for an orderly transition in management of the Company, in July 1996 the Company and Mr. Tillinghast entered into an Employment Agreement covering the five-year period commencing January 2, 1997. Pursuant to the terms of the Employment Agreement, effective January 2, 1997, Mr. Tillinghast resigned from his position as Chief Executive Officer of the Company, which position was filled by Mr. Michael M. Nicita who also serves as President and a Director of the Company. During the term of the Employment Agreement, Mr. Tillinghast agreed to serve as Chairman of the Board of Directors (if re-elected as a director by the Company's stockholders) and to perform certain other duties and responsibilities as requested by the Board of Directors. Mr. Tillinghast agreed to serve the Company on a full-time basis during 1997; thereafter, Mr. Tillinghast's services decreased proportionately such that during the final year of the term of his Employment Agreement, Mr. Tillinghast was only required to serve the Company on an approximately half-time basis, but not less than 1,000 hours per calendar year. Under the terms of the Employment Agreement, Mr. Tillinghast's base salary was set at $275,000 for the first year, $225,000 (which was increased by the Board of Directors to $236,000) for the second year, $175,000 for each of the third and four years (which was increased by the Board of Directors to $195,300 and $208,000, respectively), and $150,000 for the fifth year of this employment (which was increased by the Board of Directors to $200,000), subject to adjustment by the Board of Directors. Mr. Tillinghast was also entitled to participate in any Company compensation plan and receive fringe benefits, generally on the same basis as other senior Company executives. Although the Employment Agreement has expired, Mr. Tillinghast has continued to serve as Chairman of the Board of Directors on substantially the same terms as the expired agreement, and the Company has an understanding with Mr. Tillinghast that he will continue in such capacity through the end of the Company's current fiscal year and possibly on a year-to-year basis thereafter.

     In July 1998, the Company entered into a termination benefits agreement with Michael M. Nicita, the President and Chief Executive Officer of the Company. The agreement was approved by the Compensation Committee and the Board of Directors after having determined that it was in the best interests of the Company to enter into the agreement to assure the retention of the unique services of Mr. Nicita and to provide reasonable protection for Mr. Nicita in the event of a change of control. The agreement provides that in the event of a change of control, as defined in the agreement, Mr. Nicita will be entitled to a severance payment if he is discharged by the Company within one year for any reason other than cause, as defined in the agreement, or if he terminates his employment with the Company within 90 days for any reason. In the event of a change of control, any unvested options previously granted to Mr. Nicita and any amount in his account under the Company's deferred compensation plan would immediately vest. The severance payment would be equal to Mr. Nicita's base salary in effect for the fiscal year in which the change of control occurs plus a prorated bonus computed at budget, subject to adjustment under certain circumstances.

     Effective April 26, 1999, the Company entered into an agreement with Mr. Edward J. Leonard in connection with his employment as Executive Vice President and Chief Financial Officer of the Company. The agreement provides for a current annual base salary of $295,000 and provides that if Mr. Leonard's employment is involuntarily terminated for any reason, other than gross negligence or fraud, his base salary will be continued for 6 months.

Option Grants

     The following table sets forth with respect to the Named Executive Officers certain information concerning grants of stock options in Fiscal 2003. The Company has not granted stock appreciation rights to the Named Executive Officers.

                                                                                                        Potential Realized Value at
                                       Number of     % of Total    Exercise     Grant                     Assumed Annual Rate of
                                       Securities      Options        or         Date                    Stock Price Appreciation
                                       Underlying    Granted to      Base       Market                      for Option Term (1)
                                        Options     Employees in     Price      Price    Expiration  -------------------------------
                                      Granted (#)    Fiscal Year    ($/Sh)      ($/Sh)      Date      0%($)     5%($)        10%($)
                                     ------------- -------------- ---------- ----------- ----------  ------- -----------  ----------
Charles C. Tillinghast (2) .........        500          0.11%     $ 13.70     $ 13.70   10/3/2012      $0    $  4,308    $   10,917
Michael M. Nicita ..................     70,000         15.11%     $ 13.70     $ 13.70   10/3/2012      $0    $603,110    $1,528,399
Edward J. Leonard ..................     25,000          5.40%     $ 13.70     $ 13.70   10/3/2012      $0    $215,396    $  545,857
Kevan M. Lyon ......................     25,000          5.40%     $ 13.70     $ 13.70   10/3/2012      $0    $215,396    $  545,857
William G. Berryman ................     25,000          5.40%     $ 13.70     $ 13.70   10/3/2012      $0    $215,396    $  545,857

------------
(1) Amounts shown represent the potential value of granted options if the assumed annual rates of stock appreciation are maintained over the 10-year terms of the granted options. The assumed rates of appreciation are established by regulation and are not intended to be a forecast of the Company's performance or to represent management's expectations with respect to the appreciation, if any, of the Common Stock.

(2) Options granted to Cynthia B. Tillinghast, an Editor in the Advantage Publishing Group division of the Company. Ms. Tillinghast is the wife of Mr. Tillinghast.

Option Exercises and Holdings

     The following table sets forth with respect to the Named Executive Officers information concerning the exercise of stock options during Fiscal 2003 and unexercised options held as of the end of the fiscal year.

                                                                       Number of               Value of Unexercised
                                                                  Unexercised Options          In-the-Money Options
                                   Shares                         Fiscal Year End (#)        at Fiscal Year End ($)(1)
                                 Acquired on       Value     ----------------------------- -----------------------------
                                Exercise (#)   Realized ($)   Exercisable   Unexercisable   Exercisable   Unexercisable
                               -------------- -------------- ------------- --------------- ------------- --------------
Charles C. Tillinghast (2) ...      2,550        $ 20,607           950          3,100        $    152      $     --
Michael M. Nicita ............         --        $     --       180,988        232,500        $718,890      $     --
Edward J. Leonard ............         --        $     --       205,500        117,625        $979,648      $121,318
Kevan M. Lyon ................     10,000        $162,243       142,250         79,000        $761,493      $     --
William G. Berryman ..........         --        $     --        51,000         79,000        $     --      $     --

------------
(1) Before taxes. The dollar value indicated is based on the difference between the exercise price of the outstanding option and the closing market price of the Common Stock on March 31, 2003 as reported by the New York Stock Exchange ($11.19 per share).

(2) Represents options held by Cynthia B. Tillinghast, an Editor in the Advantage Publishing Group division of the Company. Ms. Tillinghast is the wife of Mr. Tillinghast.

Performance Graph

     The following graph presents a comparison of the Company's stock performance with the broad-based NASDAQ Market Index, the Dow Jones Industry Group OTS-Other Specialty Retailers Index, the Standard & Poor's 500 Index, and the Russell 2000 Index.

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
         AMONG ADVANCED MARKETING SERVICES, INC., THE S & P 500 INDEX,
                          THE S & P SMALLCAP 600 INDEX
    THE DOW JONES US RETAILERS, SPECIALTY (EXCLUDING DRUG & APPAREL) INDEX,
                          AND THE RUSSELL 2000 INDEX

                                  [line graph]

------------
* $100 invested on 3/31/98 in stock or index -- including reinvestment of dividends. Fiscal year ending March 31.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

                                                                    Cumulative Total Return
                                            -----------------------------------------------------------------------
                                                3/98        3/99        3/00        3/01        3/02        3/03
                                            ----------- ----------- ----------- ----------- ----------- -----------
ADVANCED MARKETING SERVICES, INC. .........     100.00      104.58      251.40      284.11      437.82      204.94
S & P 500 .................................     100.00      118.46      139.72      109.43      109.69       82.53
S & P SMALLCAP 600 ........................     100.00       80.87      105.69      104.34      127.26       95.68
DOW JONES US RETAILERS, SPECIALTY
 (EXCLUDING DRUG & APPAREL) ...............     100.00      141.99      168.78      115.57      148.34      100.26
RUSSELL 2000 ..............................     100.00       83.74      114.98       97.35      110.97       81.04

                ITEM 2. PROPOSED AMENDMENT TO AND RESTATEMENT OF
                      THE COMPANY'S 1995 STOCK OPTION PLAN

     The Board of Directors has amended and restated the amended Advanced Marketing Services, Inc. 1995 Stock Option Plan (the "Plan") subject to stockholder approval. The Board of Directors has determined that amending and restating the Plan is necessary to reflect changes in applicable law, to update and simplify the document and to make the amendments described below. Material changes to the Plan include, but are not limited to: (1) adding additional forms of equity compensation and (2) providing that the Plan will be of unlimited duration. The changes to the Plan are intended to provide greater flexibility as to the types of awards that may be granted and the manner in which they are administered. Accordingly, the name of the Plan is being changed to the Advanced Marketing Services, Inc. Equity Incentive Plan. No additional shares of Common Stock will be reserved for insurance under the proposed amendment and restatement of the Plan.

     The revised document amends and restates the Plan, which was originally effective as of July 25, 1995, and which was subsequently amended, with the approval of the stockholders, as of January 19, 1999, December 10, 1999, July 27, 2000, April 18, 2001 and July 26, 2001.

     The purposes of the Plan are to attract, retain and reward its employees, officers, directors, consultants, advisors and suppliers and strengthen the mutuality of interests between such persons and the Company's shareholders by offering such persons an equity interest in the Company and thereby enabling them to participate in the long-term success and growth of the Company.

     The following is a description of the material terms of the Plan as amended subject to shareholder approval, and as such is qualified by the actual terms of the Plan, the full text of which is set forth in Exhibit A to this Proxy Statement.

                            DESCRIPTION OF THE PLAN

     Stock Subject to Plan

     The total number of shares of Common Stock which may be issued Shares awarded under the Plan is 4,693,750, subject to adjustment as provided under the Plan. The shares may be authorized but unissued shares or shares that have been issued and reacquired by the Company. The payment of any award in cash will not count against the Plan's share limit. To the extent a stock option is surrendered for cash or terminates without having been exercised, or an award terminates without the holder having received payment of the award, or shares awarded are forfeited, the shares subject to such award will be available for future awards under the Plan. In addition, shares surrendered to the Company in payment of the option price or withheld by the Company to satisfy the award holder's tax liability with respect to an award will not count against the share limit and will become available for issuance under the Plan.

     Administration

     The Plan is administered by a committee designated by the Board consisting solely of independent directors, or if no committee is designated, then the Plan is to be administered by the entire Board. (The Board of Directors or committee so acting is referred to in this description as the "Administrator"). The Administrator is authorized to, among other things, grant and amend (provided however that no amendment may impair the rights of the award holder without his or her written consent) awards to eligible persons under the Plan; to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall deem advisable; to interpret the terms and provisions of the Plan and any award granted under the Plan; and to make all factual and other determinations necessary or advisable for the administration of the Plan.

     Eligibility

     Awards under the Plan may be made by the Administrator, in its discretion, to all employees, officers, directors, consultants, advisors and suppliers of the Company or of any subsidiary of the Company. In addition, awards may be granted to prospective employees, officers, directors, consultants, advisors and suppliers but such awards may not become effective until the recipient's commencement of employment or service with the Company or a subsidiary. Incentive options may be granted only to employees and prospective employees.

     Types of Awards

     A summary of the types of awards available under the Plan is set forth below. In general, the Administrator has the authority to grant awards on such terms and conditions as it may determine in its sole discretion, except where such discretion is limited by an express provision of the Plan.

     1. STOCK OPTIONS. Incentive stock options ("ISOs") and non-qualified stock options may be granted for such number of shares of Common Stock as the Administrator determines, subject to Plan limits. A stock option will be exercisable at such times, over such term and subject to such terms and conditions as the Administrator determines, at an exercise price determined by the Administrator. (ISOs are subject to restrictions as to exercise period and price as required by the Internal Revenue Code and may be granted only to employees.) Payment of the exercise price may be made in such manner as the Administrator may provide, including one or more of cash, delivery of shares of Common Stock already owned or subject to award under the Plan, broker-assisted "cashless exercise," or any other manner determined by the Administrator. The Administrator may provide that the stock options will be transferable. Upon an optionee's termination of service, the option will be exercisable to the extent determined by the Administrator, either in the initial grant or an amendment thereto. The Administrator may provide that an option that is outstanding on the date of an optionee's death will remain outstanding for an additional period after the date of such death, notwithstanding that such option would otherwise have expired earlier.

     If the Company acquires another business, by merger or otherwise, the Administrator may grant stock options in substitution for any options or other stock awards or stock-based awards granted by the other business or an affiliate thereof. The substitute stock options may be granted on such terms as the Administrator deems appropriate in the circumstances, notwithstanding any limitations on stock options contained in the Plan.

     2. RESTRICTED STOCK. Restricted stock is stock that has been issued, subject to forfeiture. In making an award of restricted stock, the Administrator will determine the periods, if any, during which the stock is subject to forfeiture, and the purchase price, if any, for the stock. The vesting of restricted stock (i.e., the point at which it becomes non-forfeitable) may be conditioned upon the completion of a specified period of service with the Company or a related company, the attainment of specific performance goals, or such other criteria as the Administrator may determine. During the restricted period, the award holder may not sell, transfer, pledge or assign the restricted stock, except as may be permitted by the Administrator. The certificate evidencing the restricted stock will be registered in the holder's name, although the Administrator may direct that it remain in the possession of the Company until the restrictions have lapsed. Except as may otherwise be provided by the Administrator, upon the termination of the award holder's service for any reason during the period before the restricted stock has vested, or in the event the conditions to vesting are not satisfied, all restricted stock that has not vested will be subject to forfeiture and the Administrator may provide that any purchase price paid by the holder, or an amount equal to the restricted stock's fair market value on the date of forfeiture, if lower, will be paid to the holder. During the restricted period, the holder will have the right to vote the restricted stock and to receive any cash dividends, if so provided by the Administrator. Stock dividends will be treated as additional shares of restricted stock and will be subject to the same terms and conditions as the initial grant, unless otherwise provided by the Administrator.

     3. PERFORMANCE STOCK. A performance stock award represents the Company's agreement to deliver shares of Common Stock (or their cash equivalent) at a specified future time. The delivery may be conditioned upon the completion of a specified period of service, the attainment of specific performance goals, or such other criteria as the Administrator may determine, or may provide for the unconditional delivery of shares (or their cash equivalent) on the specified date. In making an award of performance stock the Administrator will determine the period during which receipt of the Common Stock will be deferred, and the period, if any, during which the award is subject to forfeiture, and may provide for the issuance of stock pursuant to the award without payment therefore. At the end of the deferral period, and assuming the satisfaction of any condition(s) to vesting of the award, the award will be settled in shares of Common Stock, cash equal to the fair market value of such stock, or a combination thereof, as provided by the Administrator. During the deferral period set by the Administrator, the award holder may not sell, transfer, pledge or assign the performance stock award. In the event of termination of service before the performance stock award has vested, the award will be forfeited, except as may be provided by the Administrator. Performance stock will carry no voting rights until such time as shares of Common Stock are actually issued. The Administrator has the right to determine whether and when dividend equivalents will be paid with respect to a performance stock award.

     4. STOCK APPRECIATION RIGHTS. A Stock Appreciation Right entitles the holder thereof to receive, for each share as to which the award is granted, payment of an amount, in cash, shares of Common Stock, or a combination thereof, as determined by the Administrator, equal in value to the excess of the fair market value of a share of Common Stock on the date of exercise over an amount specified by the Administrator. Any such award will be in such form and have such terms and conditions as the Administrator may determine. The grant will specify the number of shares of Common Stock as to which the Stock Appreciation Right is granted. The Administrator may provide that a Stock Appreciation Right may be exercised only within the 60-day period following occurrence of a change of control (as defined below). The Administrator may also provide that in the event of a change of control the amount to be paid upon exercise of a Stock Appreciation Right will be based on the change of control price.

     5. BONUS STOCK AWARDS. The Administrator may award Bonus Stock to any eligible award recipient subject to such terms and conditions as the Administrator shall determine. The grant of Bonus Stock may, but need not, be conditioned upon the attainment of specified performance objectives or upon such other criteria as the Administrator may determine. The Administrator may waive such conditions in whole or in part (except that the Administrator may not waive conditions or restrictions with respect to awards intended to qualify under Section 162(m) of the Code unless such waiver would not cause the award to fail to qualify as "performance-based compensation" within the meaning of
Section 162(m) of the Code). Unless otherwise specified by the Administrator, no money shall be paid by the recipient for the Bonus Stock. Alternatively, the Administrator may, after considering any accounting impact to the Company, offer eligible employees the opportunity to purchase Bonus Stock at a discount from its fair market value. Bonus Stock awards will be satisfied by the delivery of the designated number of shares of Common Stock which are not subject to restriction.

     Deferrals of Awards

     The Administrator may permit an award recipient to elect to defer receipt of any award for a specified period or until a specified event, upon such terms as are determined by the Administrator.

     Change of Control Provisions

     The Plan authorizes the Administrator to grant awards that contain special vesting provisions if there is a change of control. If and to the extent provided in the award, upon a change of control stock options will become fully exercisable, the restrictions and vesting conditions applicable to restricted stock and deferred stock will lapse and such shares and awards will be deemed fully vested, and the Administrator, in its sole discretion, may accelerate the payment date of all vested restricted stock and deferred stock. A "change of control" means generally (1) the acquisition of securities representing 35% or more of the voting power of the Company's stock by a person, entity, or group (with certain exceptions) unless at least 80% of the securities were acquired directly from the Company; (2) the date on which one-third or more of the members of the Board of Directors are not "Current Directors" (which term is defined to mean the Company's current Directors and Directors whose nomination or election was approved by a majority of the Directors who at the time were "Current Directors"); (3) a merger or consolidation with another entity where the Company's stockholders immediately prior to the merger or consolidation would no longer comprise a majority of the voting shares of the surviving corporation in substantially the same proportions as their prior ownership, or where the directors of the Company would not constitute a majority of the Board of Directors of the surviving corporation; (4) a sale of substantially all of the assets of the Company; or (5) approval by the stockholders of a plan of complete liquidation of the Company.

     Amendment

     The Plan may be discontinued or amended by the Board of Directors, except that no amendment or discontinuation may adversely affect any outstanding award without the holder's written consent. Amendments may be made without stockholder approval except as required to satisfy stock exchange or regulatory requirements.

     Adjustment

     In the case of certain changes in the Company's structure affecting the Common Stock, appropriate adjustments may be made by the Board of Directors, in its sole discretion, in order to prevent dilution or enlargement of benefits, in the number of shares reserved under the Plan, the number of shares as to which awards can be granted to any individual in any fiscal year, in the number and kind of shares or other property subject to awards then outstanding under the Plan and, where applicable, the amount to be paid by the award holders or the Company pursuant to awards under the Plan. In addition, upon certain corporate transactions the Administrator may, in its discretion, (1) accelerate the vesting and/or payment date of awards, (2) cash-out outstanding awards, (3) provide for the assumption of outstanding awards by a surviving or transferee company, (4) provide that in lieu of shares of Common Stock of the Company, the award recipient will be entitled to receive the consideration he/she would have received for such shares in the transaction (or the value of such consideration in cash), and/or
(5) require stock options to be either exercised prior to the transaction or forfeited.

     Awards Under the Plan

     The following table sets forth the number of stock options granted to the persons set forth below since the adoption of the Plan, including options that have been exercised, and options that are outstanding.

                                                                                               Number of Shares
   Name and Position                                                                          Underlying Options
   -----------------                                                                         -------------------
   Michael M. Nicita
    President, Chief Executive Officer and Nominee for Election as Director ..............        1,058,750

   Charles C. Tillinghast
    Chairman of the Board and Nominee for Election as Director ...........................            8,625*

   Edward J. Leonard
    Executive Vice President, Chief Financial Officer and Secretary ......................          338,125

   Kevan M. Lyon
    Executive Vice President -- Distribution/Publisher Services ..........................          180,625

   William G. Berryman
    Executive Vice President -- Information Services .....................................          130,000

   All current executive officers as a group .............................................        2,018,438

   All current directors who are not executive officers as a group .......................          302,500

   Loren C. Paulsen
    Nominee for Election as Director .....................................................               --

   Each associate of any such directors, executive officers or nominees ..................               --

   Each other person who received or is to receive 5 percent of such options,
    warrants or rights ...................................................................               --

   All current employees, including all current officers who are not executive officers,
    as a group ...........................................................................        2,009,946

------------
* Represents options held by Cynthia B. Tillinghast, an Editor in the Advantage Publishing Group division of the Company. Ms. Tillinghast is the wife of Mr. Tillinghast.

                    CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following is a summary of certain federal income tax aspects of stock options that may be awarded under the Plan based upon the laws in effect on the date hereof.

     Non-Qualified Stock Options

     No income is recognized by the optionee at the time a non-qualified option is granted. Upon exercise of the option, the optionee recognizes ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the option price. At disposition of the shares, any appreciation after the date of exercise is treated as capital gain.

     Incentive Stock Options

     An optionee generally will not recognize income upon the exercise of an Incentive Stock Option during the period of his/her employment with the Company or one of its subsidiaries or within three months after termination of employment. (The optionee also will not recognize income upon the exercise of an Incentive Stock Option within 12 months after the optionee's termination of employment by reason of permanent and total disability, or within the remaining term of the option following the optionee's death). However, the "spread" between the fair market value of the shares at the time of exercise and the exercise price is includible in the calculation of alternative minimum taxable income for purposes of the alternative minimum tax. The exercise of an Incentive Stock Option after the expiration of the specified time periods results in such exercise being treated in the same manner as the exercise of a non-qualified stock option.

     If the optionee holds the shares received throughout the "ISO holding period," which is both the two-year period after the ISO was granted and the one-year period after the exercise of the ISO, the optionee will recognize capital gain or loss when he/she disposes of the shares. Such gain or loss will be measured by the difference between the exercise price and the amount received for the shares at the time of disposition. If the shares acquired upon exercise of an ISO are disposed of before the end of the ISO holding period, the disposition is a "disqualifying disposition," which causes the optionee to recognize ordinary income in an amount generally equal to the lesser of (i) the excess of the value of the shares on the option exercise date over the exercise price or (ii) the excess of the amount received upon disposition of the shares over the exercise price. Any excess of the amount received upon disposition of the shares over the value of the shares on the exercise date will be taxed to the optionee as capital gain.

     Company Deductions

     As a general rule, the Company or one of its subsidiaries will be entitled to a deduction for federal income tax purposes at the same time and in the same amount that an employee or director recognizes ordinary income from awards under the Plan, to the extent such income is considered reasonable compensation under the Internal Revenue Code. The Company will not, however, be entitled to a deduction with respect to payments that are contingent upon a change of control if such payments are deemed to constitute "excess parachute payments" pursuant to Section 280G of the Code and do not qualify as reasonable compensation pursuant to that Section; such payments will subject the recipients to a 20% excise tax. In addition, the Company will not be entitled to a deduction to the extent compensation in excess of $1 million is paid to an executive officer named in the proxy statement who was employed by the Company at year-end, unless the compensation qualifies as "performance based" under
Section 162(m) of the Code. The Plan authorizes the Administrator to grant awards that qualify as "performance based," as well as awards that do not qualify.

     Additional Information -- Stock Price and Equity Compensation Information

     On March 31, 2003, the closing price of the Company's stock on the New York Stock Exchange was $11.19 per share. The following table sets forth information as of March 31, 2003 with respect to the Company's common stock that may be issued as equity compensation upon the exercise of stock options and warrants:

                                                  Number of securities                          Number of securities
                                                      to be issued         Weighted-average     remaining available
                                                    upon exercise of       exercise price of    for future issuance
                                                  outstanding options,   outstanding options,       under equity
Plan Category                                      warrants and rights    warrants and rights   compensation plans*
-------------                                    ---------------------- ---------------------- ---------------------
Equity compensation approved by security holders
 -- 1995 Stock Option Plan .....................        3,018,260              $ 10.82               1,675,490
 -- 1987 Stock Option Plan .....................           69,526              $  1.95               2,211,974
 -- Employee Stock Purchase Plan ...............               --              $    --                 269,526
Equity compensation not approved by security
 holders** .....................................               --              $    --                      --
                                                        ---------              -------               ---------
Total ..........................................        3,087,786              $ 10.62               4,156,990
                                                        =========              =======               =========

------------
* Excludes securities to be issued upon exercise of outstanding options, warrants and rights

** Not applicable

Vote Required

     Approval of the proposed amendment to and restatement of the 1995 Stock Option Plan requires the affirmative vote of the holders of at least a majority of the shares of Common Stock represented and voting at the Annual Meeting.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE PROPOSED AMENDMENT TO AND RESTATEMENT OF THE PLAN.

             ITEM 3. APPROVAL OF SELECTION OF INDEPENDENT AUDITORS

     Deloitte & Touche LLP has been selected as independent auditors to audit the Company's financial records for the year ending March 31, 2004, and management recommends that the selection be approved by the stockholders.

     Representatives of Deloitte & Touche LLP will be present at the Annual Meeting and will be given the opportunity to make a statement, if they desire, and to respond to questions.

     Approval of the selection of Deloitte & Touche LLP as the Company's independent auditors requires the affirmative vote of the holders of at least a majority of the shares of Common Stock represented and voting at the Annual Meeting.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS.

                 REPORT OF THE AUDIT AND COMPLIANCE COMMITTEE

     The following is the report of the Audit and Compliance Committee with respect to our audited financial statements for the fiscal year ended March 31, 2003. The Audit and Compliance Committee has reviewed and discussed our audited financial statements with management. The Audit and Compliance Committee has discussed with Deloitte & Touche LLP, our independent auditors, the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees, which includes, among other items, matters related to the conduct of the audit of our financial statements. The Audit and Compliance Committee has also reviewed written disclosure and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1, which relates to the auditors' independence, as discussed with Deloitte & Touche LLP. The Audit and Compliance Committee acts pursuant to its written Audit and Compliance Committee Charter, a copy of which is attached to this Proxy Statement as Appendix B. Based on the review and discussion referred to above, the Audit and Compliance Committee recommended to our Board of Directors that our audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2003.

                                        The Audit Committee

                                        James E. Leidich, Chairman
                                        Lynn S. Dawson
                                        Bruce E. Grout
                                        E. William Swanson

                      FISCAL 2003 AUDIT FIRM FEE SUMMARY

Audit Fees

     Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte & Touche"), billed us an aggregate of approximately $235,000 in fees for professional services rendered in connection with the audit of our financial statements for the fiscal year ended March 31, 2003 and the reviews of the financial statements included in each of our quarterly reports on Form 10-Q during the fiscal year ended March 31, 2003.

     Deloitte & Touche LLP billed us an aggregate of approximately $176,000 in fees for professional services rendered in connection with the audit of our financial statements for the fiscal year ended March 31, 2002.

     Arthur Andersen LLP billed us an aggregate of approximately $79,900 in fees for professional services rendered in connection with the reviews of the financial statements included in each of our quarterly reports on Form 10-Q during the fiscal year ended March 31, 2002 and Australia audit services.

Audit Related Fees

     Arthur Andersen LLP billed us an aggregate of approximately $132,000 in fees for other services rendered to us during the fiscal year ended March 31, 2002, primarily related to acquisition/due diligence services (relating to our acquisition of PGW).

Tax Fees

     Deloitte & Touche LLP billed us an aggregate of approximately $179,000 in fees for tax compliance and tax advice related to services provided during or regarding the fiscal year ended March 31, 2003.

     Arthur Andersen LLP billed us an aggregate of approximately $55,000 in fees for tax compliance, tax advice, and tax planning related to services provided during or regarding the fiscal year ended March 31, 2002.

All Other Fees

     Deloitte & Touche LLP billed us an aggregate of approximately $5,000 in fees for other services rendered to us during the fiscal year ended March 31, 2003, primarily related to additional consulting services provided.

     Arthur Andersen LLP billed us an aggregate of approximately $85,000 in fees for other services rendered to us during the fiscal year ended March 31, 2002, primarily related to additional consulting services provided.

Audit and Compliance Committee Pre-approval Policies and Procedures

     In accordance with its charter, the Audit and Compliance Committee is responsible for approving all terms relating to the engagement of our independent auditors, including all non-audit, review or attest services to be performed by the independent auditors.

     The Audit and Compliance Committee has considered whether the provision of non-audit services by Deloitte & Touche LLP is compatible with maintaining auditor independence and has only approved such services when it was specifically determined that the provision of such services would be compatible with maintaining auditor independence.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based solely upon a review of Forms 3, 4 and 5 (and amendments thereto) furnished to the Company during or with respect to Fiscal 2003 no person who at any time during Fiscal 2002 was a director, officer or beneficial owner of more than 10 percent of the Common Stock, failed to file on a timely basis reports required by Section 16(a) of the Securities Exchange Act, as amended, during Fiscal 2003.

                                   FORM 10-K

     AMS will furnish without charge to each stockholder, upon written request addressed to The Investor Relations Department of AMS at 5880 Oberlin Drive, Suite 400, San Diego, California 92121, a copy of its Annual Report on Form 10-K for the fiscal year ended March 31, 2003 (excluding the exhibits thereto), as filed with the Securities and Exchange Commission.

                             CERTAIN TRANSACTIONS

     All transactions between the Company and its officers, directors or any affiliate of any such person have been, and all such future transactions will be, on terms no less favorable to the Company than could be obtained from unaffiliated parties.

                         FUTURE STOCKHOLDER PROPOSALS

     Any stockholder proposal intended to be presented at the 2004 Annual Meeting of Stockholders must be submitted sufficiently far in advance so that it is received by AMS not later than March 2, 2004.

                                 OTHER MATTERS

     Neither the Company nor any of the persons named as proxies knows of matters other than those stated above to be voted on at the Annual Meeting. However, if any other matters are properly presented at the meeting, the persons named as proxies are empowered to vote in accordance with their discretion on such matters.

     Our Annual Report for the fiscal year ended March 31, 2003 accompanies this proxy statement, but it is not to be deemed a part of the proxy soliciting material.


         PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY.


                                        ADVANCED MARKETING SERVICES, INC.

                                        By order of the Board of Directors


                                        /s/ Charles C. Tillinghast

                                        CHARLES C. TILLINGHAST
                                        Chairman

San Diego, California
June 30, 2003

                                  APPENDIX A

                       ADVANCED MARKETING SERVICES, INC.
                             EQUITY INCENTIVE PLAN

     This is an amendment and restatement of the Advanced Marketing Services, Inc., 1995 Stock Option Plan, as previously amended as of January 19, 1999, December 10, 1999, July 27, 2000, April 18, 2001 and July 26, 2001 (the
"Previously Amended Plan"). This amendment and restatement amends and restates the Previously Amended Plan in its entirety and changes its name to the Advanced Marketing Services, Inc. Equity Incentive Plan.

SECTION 1. Purpose and Types of Awards

     1.1 The purposes of the Amended and Restated Advanced Marketing Services, Inc. 1995 Stock Option Plan (the "Plan") are to attract, retain and reward its employees, officers, directors, consultants, advisors and suppliers and strengthen the mutuality of interests between such persons and the Company's shareholders by offering such persons an equity interest in the Company and thereby enabling them to participate in the long-term success and growth of the Company.

     1.2 Awards under the Plan may be in the form of (i) Stock Options; (ii) Stock Appreciation Rights; (iii) Restricted Stock; (iv) Performance Stock; and/or (v) Bonus Stock.

SECTION 2. Definitions

     "Board" shall mean the Board of Directors of the Company.

     "Bonus Stock" shall mean an award described in Section 10 of the Plan.

     "Code" shall mean the Internal Revenue Code of 1986, as amended from time-to-time.

     "Committee" shall mean the committee of the Board consisting solely of independent directors in accordance with requirements of law and designated by the Board to administer the Plan, or if no committee is designated, and in any case with respect to awards to non-employee directors, the entire Board.

     "Common Stock" shall mean the common stock of the Company, par value $0.001 per share.

     "Company" shall mean Advanced Marketing Services, Inc., a Delaware corporation and its successors.

     "Director Option" shall mean a Stock Option granted under Section 12 of the Plan.

     "Employee" shall mean an employee of the Company or of any Subsidiary of the Company.

     "Fair Market Value" of the Common Stock on any date shall mean the value determined in good faith by the Committee, by formula or otherwise; provided, however, that unless the Committee determines to use a different measure, the fair market value of the Common Stock shall be the closing sales price of the Common Stock (on such exchange or market as is determined by the Board to be the primary market for the Common Stock) on the date in question (or if shares of Common Stock were not traded on such date, then on the next preceding trading day on which a sale of Common Stock occurred).

     "Incentive Option" shall mean a Stock Option granted under the Plan which both is designated as an Incentive Option and qualifies as an incentive stock option within the meaning of Section 422 of the Code.

     "Non-Employee Director" shall mean a director of the Company who is not employed by the Company or any of its Subsidiaries.

     "Non-Qualified Option" shall mean a Stock Option granted under the Plan which either is designated as a Non-Qualified Option or does not qualify as an incentive stock option within the meaning of Section 422 of the Code.

     "Optionee" shall mean any person who has been granted a Stock Option under the Plan or who is otherwise entitled to exercise a Stock Option.

     "Option Period" shall mean, with respect to any portion of a Stock Option, the period after such portion has become exercisable and before it has expired or terminated.

     "Performance Stock" shall mean an award described in Section 9 of the Plan.

     "Relationship" shall mean the status of employee, officer, or director of the Company or any Subsidiary of the Company.

     "Restricted Stock" shall mean an award described in Section 8 of the Plan.

     "Stock Appreciation Right" shall mean an award described in Section 7 of the Plan.

     "Stock Option" shall mean an Incentive Option or a Non-Qualified Option, and, unless the context requires otherwise, shall include Director Options.

     "Subsidiary" shall mean any corporation, partnership, joint venture or other entity in which the Company owns, directly or indirectly, more than 50% of the ownership interests.

SECTION 3. Administration

     3.1 The Plan shall be administered by the Committee. Notwithstanding anything to the contrary contained herein, only the Board shall have authority to grant awards to Non-Employee Directors and to amend and interpret such awards.

     3.2 The Committee shall have the following authority and discretion with respect to awards under the Plan: to grant and amend (provided however that no amendment shall impair the rights of the award holder without his or her written consent) awards to eligible persons under the Plan; to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall deem advisable; to interpret the terms and provisions of the Plan and any award granted under the Plan; and to make all factual and other determinations necessary or advisable for the administration of the Plan. In particular, and without limiting its authority and powers, the Committee shall have the authority and discretion:

          (a) to select the persons to whom awards will be granted from among those eligible;

          (b) to determine the number of shares of Common Stock to be covered by each award granted hereunder subject to the limitations contained herein;

          (c) to determine the terms and conditions of any award granted hereunder, including, but not limited to, any vesting or other restrictions based on such continued employment, performance objectives and such other factors as the Committee may establish, and to determine whether the terms and conditions of the award have been satisfied;

          (d) to determine the treatment of awards upon an Employee's retirement, disability, death, termination for cause or other termination of employment, or during a leave of absence or upon a Non-Employee Director's termination of Relationship;

          (e) to determine that the award holder has no rights with respect to any dividends declared with respect to any shares covered by an award or that amounts equal to the amount of any dividends declared with respect to the number of shares covered by an award (i) will be paid to the award holder currently or (ii) will be deferred and deemed to be reinvested or
     (iii) will otherwise be credited to the award holder;

          (f) to determine whether, to what extent, and under what circumstances Common Stock and other amounts payable with respect to an award will be deferred either automatically or at the election of an award holder, including providing for and determining the amount (if any) of deemed earnings on any deferred amount during any deferral period;

          (g) to amend the terms of any award, prospectively or retroactively; provided, however, that no amendment shall impair the rights of the award holder without his or her written consent;

          (h) to determine, pursuant to a formula or otherwise, the Fair Market Value of the Common Stock on a given date;

          (i) after considering any accounting impact to the Company, to provide that the shares of Common Stock received as a result of an award shall be subject to a right of repurchase by the Company and/or a right of first refusal, in each case subject to such terms and conditions as the Committee may specify;

          (j) to adopt one or more sub-plans, consistent with the Plan, containing such provisions as may be necessary or desirable to enable awards under the Plan to comply with the laws of other jurisdictions and/or qualify for preferred tax treatment under such laws; and

          (k) to delegate such administrative duties as it may deem advisable to one or more of its members or to one or more Employees or agents.

     3.3 The Committee shall have the right to designate awards as "Performance Awards." The grant or vesting of a Performance Award shall be subject to the achievement of performance objectives established by the Committee based on one or more of the following criteria, in each case applied to the Company on a consolidated basis and/or to a business unit and which the Committee may use as an absolute measure, as a measure of improvement relative to prior performance, or as a measure of comparable performance relative to a peer group of companies: sales, operating profits, operating profits before taxes, operating profits before interest expense and taxes, earnings before interest, taxes, depreciation and amortization, net earnings, earnings per share, return on equity, return on assets, return on invested capital, total shareholder return, cash flow, debt to equity ratio, margin, market share, stock price, economic value added, and market value added.

     3.4 All determinations and interpretations made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and award holders. Determinations by the Committee under the Plan relating to the form, amount, and terms and conditions of awards need not be uniform, and may be made selectively among persons who receive or are eligible to receive awards under the Plan, whether or not such persons are similarly situated.

     3.5 The Committee shall act by a majority of its members at a meeting (present in person or by conference telephone) or by unanimous written consent.

     3.6 No member of the Board or the Committee, nor any officer or Employee of the Company or its Subsidiaries acting on behalf of the Board or the Committee, shall be personally liable for any action, determination or interpretation taken or made with respect to the Plan or any award hereunder. The Company shall indemnify all members of the Board and the Committee and all such officers and Employees acting on their behalf, to the extent permitted by law, from and against any and all liabilities, costs and expenses incurred by such persons as a result of any act, or omission to act, in connection with the performance of such persons' duties, responsibilities and obligations under the Plan.

SECTION 4. Stock Subject to Plan

     4.1 The total number of shares of Common Stock which may be issued under the Plan shall be 4,693,700 shares, subject to adjustment as provided in
Section 4.4. Such shares may consist of authorized but unissued shares or shares that have been issued and reacquired by the Company. The exercise of a Stock Appreciation Right for cash or the payment of any award in cash shall not count against this share limit.

     4.2 To the extent a Stock Option is surrendered for cash or terminates without having been exercised, or an award terminates without the holder having received payment of the award, or shares awarded are forfeited, the shares subject to such award shall again be available for distribution in connection with future awards under the Plan. Shares of Common Stock equal in number to the shares surrendered in payment of the option price, and shares of Common Stock which are withheld in order to satisfy federal, state or local tax liability, shall not count against the above limit, and shall again be available for awards under the Plan.

     4.3 No Employee shall be granted Stock Options and/or Stock Appreciation Rights with respect to more than 300,000 shares of Common Stock in any fiscal year, and no Employee shall be granted Restricted Stock, Performance Stock and/or Bonus Stock awards with respect to more than 200,000 shares of Common Stock in any fiscal year, subject to adjustment as provided in Section 4.4.

     4.4 In the event of any merger, reorganization, consolidation, sale of substantially all assets, recapitalization, stock dividend, stock split, spin-off, split-up, split-off, distribution of assets or other change in corporate structure affecting the Common Stock such that an adjustment is determined by the Board in its discretion to be appropriate, after considering any accounting impact to the Company, in order to prevent dilution or enlargement of benefits under the Plan, then the Board shall, in such a manner as it may in its discretion deem equitable, adjust any or all of (i) the aggregate number and kind of shares reserved for issuance under the Plan, (ii) the number and kind of shares as to which awards may be granted to any individual in any fiscal year, (iii) the number and kind of shares or other property subject to outstanding awards, and (iv) the exercise price of outstanding Stock Options and any other amounts to be paid by award holders or the Company, as the case may be, with respect to outstanding awards.

     In addition, upon the dissolution or liquidation of the Company or upon any reorganization, merger, or consolidation as a result of which the Company is not the surviving corporation (or survives as a wholly-owned subsidiary of another corporation), or upon a sale of substantially all the assets of the Company, the Board may, after considering any accounting impact to the Company, take such action as it in its discretion deems appropriate to (i) accelerate the time when awards vest and/or may be exercised and/or may be paid, (ii) cash out outstanding Stock Options and/or other awards at or immediately prior to the date of such event, (iii) provide for the assumption of outstanding Stock Options or other awards by surviving, successor or transferee corporations,
(iv) provide that in lieu of shares of Common Stock of Company, the award recipient shall be entitled to receive the consideration he would have received in such transaction in exchange for such shares of Common Stock (or the Fair Market Value thereof in cash), and/or (v) provide that Stock Options shall be exercisable for a period of at least 20 business days from the date of receipt of a notice from the Company of such proposed event, following the expiration of which period any unexercised Stock Options shall terminate.

     The Board's determination as to which adjustments shall be made under this
Section 4.4 and the extent thereof shall be final, binding and conclusive.

     4.5 No fractional shares shall be issued or delivered under the Plan. The Committee shall determine whether the value of fractional shares shall be paid in cash or other property, or whether such fractional shares and any rights thereto shall be cancelled without payment.

SECTION 5. Eligibility

     5.1 The persons who are eligible for awards hereunder are employees, officers, directors, consultants, advisors and suppliers of the Company or of any Subsidiary of the Company. In addition, awards under such Sections may be granted to prospective employees, officers, directors, consultants, advisors and suppliers but such awards shall not become effective until the recipient's commencement of employment or service with the Company or a Subsidiary. Incentive Options may be granted only to employees and prospective employees. Award recipients under the Plan shall be selected from time to time by the Committee, in its sole discretion, from among those eligible.

     5.2 Non-Employee Directors shall be granted awards under Section 12 in addition to any awards which may be granted to them under other Sections of the Plan.

SECTION 6. Stock Options

     6.1 The Stock Options awarded to employees under the Plan may be of two types: (i) Incentive Options and (ii) Non-Qualified Options. To the extent that any Stock Option granted to an employee does not qualify as an Incentive Option, it shall constitute a Non-Qualified Option. All Stock Options awarded to persons who are not employees shall be Non-Qualified Options.

     6.2  Subject to the following provisions, Stock Options awarded under
Section 6 of the Plan shall be in such form and shall have such terms and conditions as the Committee may determine.

          (a) Option Price. The option price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee, after considering any accounting impact to the Company; provided, however, that the exercise price of any Incentive Option or Non-Qualified Option shall not be less than the Fair Market Value of the Common Stock on the date of the award thereof.

          (b) The Committee shall not confer a benefit on any Optionee by adjusting or amending the exercise price of any Option previously awarded to any Optionee, whether through amendment, cancellation, replacement grants or any other means ("repriced") without prior approval by shareholders; provided, however, that the limitations of this Section 6.2(b) shall not be applicable to (i) adjustments pursuant to Section 4.4 of this Agreement or (ii) grants of Options to preserve the value of outstanding options or similar rights assumed or replaced in connection with any acquisition by the Company, regardless of the form which such acquisition may take, where the Company issues Options to replace options or similar rights granted by the entity or any affiliate of the entity being acquired by the Company.

          (c) Option Term. The term of each Stock Option shall be fixed by the Committee, but in no event to exceed ten years from the date of grant.

          (d) Exercisability. Stock Options shall be exercisable and shall vest at such time or times and subject to such terms and conditions as shall be determined by the Committee. The Committee may impose different schedules for exercisability and vesting. After considering any accounting impact to the Company, the Committee may waive any exercise or vesting provisions or accelerate the exercisability or vesting of the Stock Option at any time in whole or in part.

          (e) Method of Exercise. Stock Options may be exercised in whole or in part at any time during the Option Period by giving the Company notice of exercise in the form approved by the Committee (which may be written or electronic) specifying the number of whole shares to be purchased, accompanied by payment of the aggregate option price for such shares. Payment of the option price shall be made in such manner as the Committee may provide in the award, which may include (i) cash (including cash equivalents), (ii) delivery (either by actual delivery of the shares or by providing an affidavit affirming ownership of the shares) of shares of Common Stock already owned by the Optionee for at least six months, (iii) to the extent permitted by law, broker-assisted "cashless exercise" in which the Optionee delivers a notice of exercise together with irrevocable instructions to a broker acceptable to the Company to sell shares of Common Stock (or a sufficient portion of such shares) acquired upon exercise of the Stock Option and remit to the Company a sufficient portion of the sale proceeds to pay the total option price and any withholding tax obligation resulting from such exercise, (iv) any other manner permitted by law, or
     (v) any combination of the foregoing.

          (f) No Shareholder Rights. An Optionee shall have no rights to dividends or other rights of a shareholder with respect to shares subject to a Stock Option until the Optionee has duly exercised the Stock Option and a certificate for such shares has been duly issued (or the Optionee has otherwise been duly recorded as the owner of the shares on the books of the Company).

          (g) Termination of Employment or Relationship. Following the termination of an Optionee's employment or other Relationship with the Company or its Subsidiaries, the Stock Option shall be exercisable to the extent determined by the Committee. The Committee may provide different post-termination exercise provisions which may vary based on the nature of and reason for the termination. The Committee may provide that, notwithstanding the option term fixed pursuant to Section 6.2(c), a Non-Qualified Option which is outstanding on the date of an Optionee's death shall remain outstanding for an additional period after the date of such death. The Committee shall have absolute discretion to determine the date and circumstances of any termination of employment or other Relationship.

          (h) Non-transferability. Unless otherwise provided by the Committee,
     (i) Stock Options shall not be transferable by the Optionee other than by will or by the laws of descent and distribution, and (ii) during the Optionee's lifetime, all Stock Options shall be exercisable only by such Optionee. The Committee, in its sole discretion, may permit Stock Options to be transferred to such other transferees and on such terms and conditions as may be determined by the Committee.

          (i) Surrender Rights. The Committee may, after considering any accounting impact to the Company, provide that Stock Options may be voluntarily surrendered for cash upon any terms and conditions set by the Committee.

     6.3 Notwithstanding the provisions of Section 6.2, Incentive Options shall be subject to the following additional restrictions:

          (a) Option Price. No Incentive Option shall have an option price which is less than the Fair Market Value of the Common Stock on the date of the award of the Incentive Option (or, with respect to awards to prospective employees, on the first day of employment).

          (b) Option Term. No Incentive Option shall be exercisable more than ten years after the date such Incentive Stock Option is awarded.

          (c) Additional Limitations for 10% Shareholders. No Incentive Option granted to an Employee who owns more than 10% of the total combined voting power of all classes of stock of the Company or any of its parent or subsidiary corporations, as defined in Section 424 of the Code, shall (i) have an option price which is less than 110% of the Fair Market Value of the Common Stock on the date of award of the Incentive Option or (ii) be exercisable more than five years after the date such Incentive Option is awarded.

          (d) Exercisability. The aggregate Fair Market Value (determined as of the time the Incentive Option is granted) of the shares with respect to which Incentive Options (granted under the Plan and any other plans of the Company, its parent corporation or subsidiary corporations, as defined in
     Section 424 of the Code) are exercisable for the first time by an Optionee in any calendar year shall not exceed $100,000.

          (e) Notice of Disqualifying Disposition. An Optionee's right to exercise an Incentive Option shall be subject to the Optionee's agreement to notify the Company of any "disqualifying disposition" (for purposes of Section 422 of the Code) of the shares acquired upon such exercise.

          (f) Non-transferability. Incentive Options shall not be transferable by the Optionee, other than by will or by the laws of descent and distribution. During the Optionee's lifetime, all Incentive Options shall be exercisable only by such Optionee.

          (g) Last Grant Date. No Incentive Option shall be granted more than ten years after the earlier of the date of adoption of the Plan by the Board or approval of the Plan by the Company's shareholders.

     The Committee may, with the consent of the Optionee, amend an Incentive Option in a manner that would cause loss of Incentive Option status, provided the Stock Option as so amended satisfies the requirements of Section 6.2.

     6.4 Substitute Options. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Committee may grant Stock Options in substitution for any options or other stock awards or stock-based awards granted by such entity or an affiliate thereof. Such substitute Stock Options may be granted on such terms as the Committee deems appropriate in the circumstances, notwithstanding any limitations on Stock Options contained in other provisions of this Section 6.

SECTION 7. Stock Appreciation Rights

     7.1 A Stock Appreciation Right shall entitle the holder thereof to receive, for each share as to which the award is granted, payment of an amount, in cash, shares of Common Stock, or a combination thereof, as determined by the Committee, equal in value to the excess of the Fair Market Value of a share of Common Stock on the date of exercise over an amount specified by the Committee. Any such award shall be in such form and shall have such terms and conditions as the Committee may determine. The grant shall specify the number of shares of Common Stock as to which the Stock Appreciation Right is granted.

     7.2 The Committee may provide that a Stock Appreciation Right may be exercised only within the 60-day period following occurrence of a Change in Control (as defined in Section 14.2) (such Stock Appreciation Right being referred to herein as a "Limited Stock Appreciation Right"). The Committee may also provide that in the event of a Change in Control the amount to be paid upon exercise of a Stock Appreciation Right shall be based on the Change in Control Price (as defined in Section 14.3).

SECTION 8. Restricted Stock

     Subject to the following provisions, all awards of Restricted Stock shall be in such form and shall have such terms and conditions as the Committee may determine:

          (a) The Restricted Stock award shall specify the number of shares of Restricted Stock to be awarded, the price, if any, to be paid by the recipient of the Restricted Stock and the date or dates on which, or the conditions upon the satisfaction of which, the Restricted Stock will vest. The grant and/or the vesting of Restricted Stock may be conditioned upon the completion of a specified period of service with the Company and/or its Subsidiaries, upon the attainment of specified performance objectives, or upon such other criteria as the Committee may determine.

          (b) Stock certificates representing the Restricted Stock awarded under the Plan shall be registered in the award holder's name, but the Committee may direct that such certificates be held by the Company on behalf of the award holder. Except as may be permitted by the Committee, no share of Restricted Stock may be sold, transferred, assigned, pledged or otherwise encumbered by the award holder until such share has vested in accordance with the terms of the Restricted Stock award. At the time Restricted Stock vests, a certificate for such vested shares shall be delivered to the award holder (or his or her designated beneficiary in the event of death), free of all restrictions.

          (c) The Committee may provide that the award holder shall have the right to vote and/or receive dividends on Restricted Stock. Unless the Committee provides otherwise, Common Stock received as a dividend on, or in connection with a stock split of, Restricted Stock shall be subject to the same restrictions as the Restricted Stock.

          (d) Except as may be provided by the Committee, in the event of an award holder's termination of employment or other Relationship before all of his or her Restricted Stock has vested, or in the event any conditions to the vesting of Restricted Stock have not been satisfied prior to any deadline for the satisfaction of such conditions set forth in the award, the shares of Restricted Stock which have not vested shall be forfeited, and the Committee may provide that (i) any purchase price paid by the award holder shall be returned to the award holder or (ii) a cash payment equal to the Restricted Stock's Fair Market Value on the date of forfeiture, if lower, shall be paid to the award holder.

          (e) The Committee may waive, in whole or in part, any or all of the conditions to receipt of, or restrictions with respect to, any or all of the award holder's Restricted Stock (except that the Committee may not waive conditions or restrictions with respect to awards intended to qualify under Section 162(m) of the Code unless such waiver would not cause the award to fail to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code).

SECTION 9. Performance Stock Awards

     Subject to the following provisions, all awards of Performance Stock shall be in such form and shall have such terms and conditions as the Committee may determine:

          (a) The Performance Stock award shall specify the number of shares of Performance Stock to be awarded and the duration of the period (the "Deferral Period") during which, and the conditions under which, receipt of the Common Stock will be deferred. The Committee may condition the grant or vesting of Performance Stock, or receipt of Common Stock or cash at the end of the Deferral Period, upon the completion of a specified period of service with the Company and/or its Subsidiaries, upon the attainment of specified performance objectives, or upon such other criteria as the Committee may determine.

          (b) Except as may be provided by the Committee, Performance Stock awards may not be sold, assigned, transferred, pledged or otherwise encumbered during the Deferral Period.

          (c) At the expiration of the Deferral Period, the award holder (or his or her designated beneficiary in the event of death) shall receive (i) certificates for the number of shares of Common Stock equal to the number of shares covered by the Performance Stock award, (ii) cash equal to the Fair Market Value of such Common Stock, or (iii) a combination of shares and cash, as the Committee may determine.

          (d) Except as may be provided by the Committee, in the event of an award holder's termination of employment or other relationship before the Performance Stock has vested, his or her Performance Stock award shall be forfeited.

          (e) The Committee may waive, in whole or in part, any or all of the conditions to receipt of, or restrictions with respect to, Common Stock or cash under a Performance Stock award (except that the Committee may not waive conditions or restrictions with respect to awards intended to qualify under Section 162(m) of the Code unless such waiver would not cause the award to fail to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code).

SECTION 10. Bonus Stock Awards

     The Committee may award Bonus Stock to any eligible award recipient subject to such terms and conditions as the Committee shall determine. The grant of Bonus Stock may, but need not, be conditioned upon the attainment of specified performance objectives or upon such other criteria as the Committee may determine. The Committee may waive such conditions in whole or in part (except that the Committee may not waive conditions or restrictions with respect to awards intended to qualify under Section 162(m) of the Code unless such waiver would not cause the award to fail to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code). Unless otherwise specified by the Committee, no money shall be paid by the recipient for the Bonus Stock. Alternatively, the Committee may, after considering any accounting impact to the Company, offer eligible employees the opportunity to purchase Bonus Stock at a discount from its Fair Market Value. The Bonus Stock award shall be satisfied by the delivery of the designated number of shares of Common Stock which are not subject to restriction.

SECTION 11. Election to Defer Awards

     The Committee may permit an award recipient to elect to defer payment of an award for a specified period or until a specified event, upon such terms as are determined by the Committee.

SECTION 12. Non-Employee Director Options

     12.1 Director Options shall be Non-Qualified Options and shall have the following terms and conditions:

          (a) Option Price. The option price per share of Common Stock purchasable under a Director Option shall be the Fair Market Value of the Common Stock on the date of grant.

          (b) Option Term. The term of a Director Option shall be ten years unless the Committee determines that a shorter term will be applicable.

          (c) Exercisability. Each Director Option shall become exercisable and shall vest with respect to all shares subject to such Director Option as determined by the Committee, but except as otherwise provided herein in no case prior to the first anniversary of the date of grant, provided that the Optionee is a Non-Employee Director on such date.

          (d) Method of Exercise. The Director Option may be exercised in whole or in part at any time during the Option Period by giving the Company notice of exercise in the form approved by the Committee (which may be written or electronic) specifying the number of whole shares to be purchased, accompanied by payment of the aggregate option price for such shares. Payment of the option price may, at the election of the Optionee, be made in any one or more of the following: (i) cash (including cash equivalents), (ii) by delivery (either by actual delivery of the shares or by providing an affidavit affirming ownership of the shares) of whole shares of Common Stock already owned by the Optionee for at least six months (which shares shall be valued at their Fair Market Value on the date of exercise), or (iii) to the extent permitted by law, by broker-assisted "cashless exercise" in which the Optionee delivers a notice of exercise together with irrevocable instructions to a broker acceptable to the Company to sell shares of Common Stock (or a sufficient portion of such shares) acquired upon exercise of the Director Option and remit to the Company a sufficient portion of the sales proceeds to pay the total option price for such exercise.

          (e) Termination of Service. Following the termination of an Optionee's service on the Company's Board, such Optionee's Director Options shall be exercisable to the extent determined by the Committee. The Committee may provide different post-termination exercise provisions which may vary based on the nature of and reason for the termination. The Committee may provide that, notwithstanding the option term fixed pursuant to Section 12.1(b), a Non-Qualified Option which is outstanding on the date of an Optionee's death shall remain outstanding for an additional period after the date of such death. The Committee shall absolute discretion to determine the date and circumstances of any termination of such Optionee's service on the Company's Board.

          (f) Transferability. A Non-Employee Director may transfer a Director Option to (i) a revocable trust or other "grantor trust" under Sections 671-677 of the Code for the benefit of the Non-Employee Director during his lifetime, or (ii) one or more of his children, grandchildren and spouse ("family members") or to one or more trusts for the benefit of such family members, or to one or more partnerships in which such family members and the Non-Employee Director are the only partners, or (iii) such other persons or entities as may be permitted by the Board. All transfers of Director Options shall be subject to prior approval by the Board and any terms and conditions as may be imposed by the Board. Except for options transferred as provided in this Section 12.2(f), no Director Option shall be transferable by the Optionee other than by will or by the laws of descent and distribution, and during the Optionee's lifetime, all Director Options shall be exercisable only by the Optionee.

          (g) No Shareholder Rights. An Optionee shall have neither rights to dividends nor other rights of a shareholder with respect to shares subject to a Director Option until the Optionee has duly exercised the Director Option and a certificate for such shares has been duly issued (or the Optionee has otherwise been duly recorded as the owner of the shares on the books of the Company).

          (h) Surrender Rights. The Committee may, after considering any accounting impact to the Company, provide that Director Options may be voluntarily surrendered for cash upon any terms and conditions set by the Committee.

SECTION 13. Tax Withholding

     13.1 Each award holder shall, no later than the date as of which an amount with respect to an award first becomes includible in such person's gross income for applicable tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any federal, state, local or other taxes of any kind required by law to be withheld with respect to the award.

     The obligations of the Company under the Plan shall be conditional on such payment or arrangements. The Company (and, where applicable, its Subsidiaries), shall, to the extent permitted by law, have the right to deduct the minimum amount of any required tax withholdings from any such taxes from any payment of any kind otherwise due to the award holder.

     13.2 To the extent permitted by the Committee, and subject to such terms and conditions as the Committee may provide, an employee may elect to have the minimum amount of any required tax withholdings with respect to any awards hereunder, satisfied by (i) having the Company withhold shares of Common Stock otherwise deliverable to such person with respect to the award or (ii) delivering to the Company shares of unrestricted Common Stock already owned by the employee for at least six months. Alternatively, the Committee may require that a portion of the shares of Common Stock otherwise deliverable be applied to satisfy the withholding tax obligations with respect to the award.

SECTION 14. Change in Control

     14.1 In the event of a Change in Control, unless otherwise determined by the Committee at the time of grant or by amendment (with the award holder's consent) of such grant:

          (a) all outstanding Stock Options (including Director Options) and all outstanding Stock Appreciation Rights (including Limited Stock Appreciation Rights) awarded under the Plan shall become fully exercisable and vested;

          (b) the restrictions and vesting conditions applicable to any outstanding Restricted Stock and Performance Stock awards under the Plan shall lapse and such shares and awards shall be deemed fully vested;

          (c) the Committee may, in its sole discretion, accelerate the payment date of all Restricted Stock and Performance Stock awards; and

          (d) to the extent the cash payment of any award is based on the Fair Market Value of Common Stock, such Fair Market Value shall be the Change in Control Price.

     14.2  A "Change of Control" shall be deemed to occur on:

          (a) the date that any person or group deemed a person under Sections 3(a)(9) and 13(d)(3) of the Securities Exchange Act of 1934, other than the Company and its Subsidiaries as determined immediately prior to that date or an employee benefit plan of the Company or its Subsidiaries, has become the beneficial owner, directly or indirectly (with beneficial ownership determined as provided in Rule 13d-3, or any successor rule, under the Securities Exchange Act of 1934) of securities of the Company representing 35% or more of the total combined voting power of all classes of stock of the Company having the right under ordinary circumstances to vote at an election of the Board, unless such person has acquired 80% or more of such securities directly from the Company;

          (b) the date on which one-third or more of the members of the Board shall consist of persons other than Current Directors (for these purposes a "Current Director" shall mean any member of the Board on the effective date specified in Section 17 hereof and any member of the Board whose nomination or election has been approved by a majority of the Current Directors then on the Board);

          (c) the date of approval by the stockholders of the Company of an agreement providing for the merger or consolidation of the Company with another corporation where (i) the stockholders of the Company, immediately prior to the merger or consolidation, would not beneficially own, immediately after the merger or consolidation, shares entitling such stockholders to 50% or more of all votes (without consideration of the rights of any class of stock to elect directors by a separate class vote) to which all stockholders of the corporation issuing cash or securities in the merger or consolidation would be entitled in the election of directors, or (ii) where the members of the Board, immediately prior to the merger or consolidation, would not, immediately after the merger or consolidation, constitute a majority of the board of directors of the corporation issuing cash or securities in the merger or consolidation; or

          (d) the date of approval by the stockholders of the Company of the liquidation of the Company or the sale or other disposition of all or substantially all of the assets of the Company.

     14.3 "Change in Control Price" means the highest price per share of Common Stock paid in any transaction reported on any national market or securities exchange where the Common Stock is traded, or paid or offered in any transaction related to a Change in Control at any time during the 90-day period ending with the Change in Control. Notwithstanding the foregoing sentence, in the case of Stock Appreciation Rights granted in tandem with Incentive Options, the Change in Control Price shall be the highest price paid on the date on which the Stock Appreciation Right is exercised.

SECTION 15. General Provisions

     15.1 Each award under the Plan shall be subject to the requirement that, if at any time the Committee shall determine that (i) the listing, registration or qualification of the Common Stock subject or related thereto upon any securities exchange or market or under any state or federal law, or (ii) the consent or approval of any government regulatory body or (iii) an agreement by the recipient of an award with respect to the disposition of Common Stock, is necessary or desirable in order to satisfy any legal requirements, or (iv) the issuance, sale or delivery of any shares of Common Stock is or may in the circumstances be unlawful under the laws or regulations of any applicable jurisdiction, the right to exercise such Stock Option shall be suspended, such award shall not be granted and such shares will not be issued, sold or delivered, in whole or in part, unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee, and the Committee determines that the issuance, sale or delivery of the shares is lawful.

     The application of this Section shall not extend the term of any Stock Option or other award. The Company shall have no obligation to effect any registration or qualification of the Common Stock under federal or state laws or to compensate the award holder for any loss caused by the implementation of this Section 15.1.

     15.2 The Committee may provide, at the time of grant or by amendment with the award holder's consent, that an award and/or Common Stock acquired under the Plan shall be forfeited, including after exercise or vesting, if within a specified period of time the award holder engages in any of the conduct described below ("Disqualifying Conduct"). Disqualifying Conduct shall mean (i) the award holder's performance of service for a competitor of the Company and/or its Subsidiaries, including service as an employee, director, or consultant, or the establishing by the award holder of a business which competes with the Company and/or its Subsidiaries, (ii) the award holder's solicitation of employees or customers of the Company and/or its Subsidiaries
(iii) the award holder's improper use or disclosure of confidential information of the Company and/or its Subsidiaries or (iv) material misconduct by the award holder in the performance of such award holder's duties for the Company and/or its Subsidiaries, as determined by the Committee.

     15.3 Nothing set forth in this Plan shall prevent the Board from adopting other or additional compensation arrangements.

     15.4 Nothing in the Plan nor in any award hereunder shall confer upon any award holder any right to continuation of his or her employment by or other Relationship with the Company or its Subsidiaries, or interfere in any way with the rights of any such company to terminate such employment or other Relationship.

     15.5 Neither the Plan nor any award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or Subsidiary and an award recipient, and no award recipient will, by participation in the Plan, acquire any right in any specific Company property, including any property the Company may set aside in connection with the Plan. To the extent that any award recipient acquires a right to receive payments from the Company or any Subsidiary pursuant to an award, such right shall not be greater than the right of an unsecured general creditor of the Company or its Subsidiaries.

     15.6 The Plan and all awards hereunder shall be governed by the laws of the State of Delaware without giving effect to conflict of laws principles.

SECTION 16. Amendments and Termination

     16.1 The Plan shall be of unlimited duration. The Board may discontinue the Plan at any time and may amend it from time to time. No amendment or discontinuation of the Plan shall adversely affect any award previously granted without the award holder's written consent. Amendments may be made without shareholder approval except as required to satisfy applicable laws or regulations or the requirements of any stock exchange or market on which the Common Stock is listed or traded.

     16.2 The Committee may amend the terms of any award prospectively or retroactively; provided, however, that no amendment shall impair the rights of the award holder without his or her written consent.

SECTION 17. Effective Date of Plan

     17.1 The Plan shall be effective on June 25, 2003, subject to approval by the Company's shareholders within 12 months of such date.

                                  APPENDIX B

                          ADVANCED MARKETING SERVICES
                    AUDIT AND COMPLIANCE COMMITTEE CHARTER

I. PURPOSE

     The primary function of the Audit and Compliance Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to certain governmental bodies or the public; the Corporation's system of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit and Compliance Committee should encourage continuous improvement of, and should foster adherence to, the Corporation's policies, procedures and practices at all levels. The Audit and Compliance Committee's primary duties and responsibilities are to:

          Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

          Review and appraise the audit efforts and independence of the Corporation's independent public accountants.

          Provide an open avenue of communication among the independent public accountants, financial and senior management and the Board of Directors. Ensure that the public accountants are ultimately accountable to the Board of Directors and the Audit and Compliance Committee, as representatives of the Corporation's shareholders.

     The Audit and Compliance Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II. COMPOSITION

     The Audit and Compliance Committee shall be composed of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit and Compliance Committee, and each of whom is able to read and understand fundamental financial statements, including the Corporation's balance sheet, income statement and cash flow statement or will become able to do so within a reasonable period of time after his or her appointment to the Audit and Compliance Committee. Additionally, at least one member of the Audit and Compliance Committee shall have past experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities, which results in such member's being an "audit committee financial expert" as defined by the Securities and Exchange Commission. The Board's definition of independence shall be a member who is not an affiliate of the Corporation and who has not: been an employee of the Corporation or an affiliate within the last 5 years; had a direct business relationship with the Corporation within the last 5 years, unless the Board determines in its business judgment that the relationship does not interfere with the Director's exercise of independent judgment; been a member of the immediate family of an individual who is, or over the last 5 years has been, an executive officer of the Corporation or an affiliate; been employed as an executive of another entity where any of the Corporation's executives serve on that entity's compensation committee; received (or had an immediate family member receive) any compensation from the Corporation or any of its affiliates during the previous fiscal year (including payments accepted by an entity in which such member is a partner, member or principal, or occupies a similar position, and which provides accounting, consulting, legal, investment banking or other advisory services, or any similar services, to the Corporation), other than compensation for board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation; been a partner, controlling shareholder or executive officer of an organization to which the Corporation made, or from which it received, payments (excluding dividends paid to the organization) exceeding (i) 5% of the Corporation's or the other organization's consolidated gross revenues or (ii) $200,000, whichever is more, in any of the last 5 years.

     The members of the Audit and Compliance Committee shall be elected by the Board at the annual organizational meeting of the Board and their terms shall run until the next such meeting or until their respective successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Audit and Compliance Committee may designate a Chair by majority vote of the full Audit and Compliance Committee membership.

III. MEETINGS

     The Audit and Compliance Committee shall meet in person at least two times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Audit and Compliance Committee should meet at least annually with management, and the independent public accountants in separate executive sessions to discuss any matters that the Audit and Compliance Committee or each of these groups believe should be discussed privately. In addition, the Audit and Compliance Committee or at least its Chair should meet with the independent accountants and management quarterly to review the Corporation's quarterly financial statements consistent with section
IV. 4 below.

IV. RESPONSIBILITIES AND DUTIES

     To fulfill its responsibilities and duties the Audit and Compliance Committee shall:

Documents/Reports Review

     1. Review the performance of the Audit and Compliance Committee and reassess the adequacy of this Charter periodically, at least once a year, and recommend or implement changes as appropriate.

     2. Review the Corporation's annual financial statements and certain other financial information submitted to any governmental body, or the public, including any certification, report, opinion or review rendered by the independent public accountants, as deemed necessary by management of the Corporation.

     3. Review with financial management and the independent public accountants the Forms 10-K, 10-Q and 8-K as applicable prior to their filing or prior to the release of earnings. The Chair of the Audit and Compliance Committee may represent the entire Audit and Compliance Committee for purpose of this review.

Independent Public Accountants

     4. Select the independent public accountants, considering independence and effectiveness, and approve the fees and other compensation to be paid to, and all other terms of engagement of, the independent public accountants. On an annual basis, the Audit and Compliance Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants' independence. In connection with such review and discussion, the Audit and Compliance Committee shall be provided with a formal written statement by the independent public accountants delineating all relationships between the independent public accountants and the Corporation.

     5. Approve all non-audit related work performed by the independent public accountants.

     6. Review the performance of the independent public accountants and approve any proposed discharge of the independent public accountants when circumstances warrant.

     7. Periodically consult with the independent public accountants out of the presence of management about internal controls and the fullness and accuracy of the Corporation's financial statements.

Financial Reporting Processes

     8. In consultation with the independent public accountants, review the integrity of the Corporation's financial reporting processes, both internal and external.

     9. Consider the independent public accountants' judgments about and discuss the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting process.

     10. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practice as suggested by the independent public accountants or management.

     11. Review the release of information to the public or to regulatory authorities.

Process Improvement

     12. Establish regular and separate systems of reporting to the Audit and Compliance Committee by each of management and the independent public accountants regarding significant judgments, if any, made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

     13. Following completion of the annual audit, review separately with each of management and the independent public accountants significant difficulties, if any, encountered during the course of the audit, including any restrictions on the scope of the work or access to required information.

     14. Review significant disagreements, if any, among management and the independent public accountants in connection with the preparation of the financial statements.

     15. Review with the independent public accountants and management the extent to which changes or improvements in financial accounting practices, as approved by the Audit and Compliance Committee, have been implemented.

Internal Audit

     16. Establish the objectives for, and monitor, the activities of the Corporation's Internal Audit Department which shall have a direct reporting relationship to the Audit and Compliance Committee and, through it, to the Board of Directors. The Internal Audit Department will report administratively to the Corporation's CFO.

     17. Meet independently with the head of the Internal Audit Department at least two times annually and review the results of all of the significant internal audit projects.

     18. Establish policies and procedures that help ensure the independence and objectivity of the Internal Audit Department.

Ethical and Legal Compliance

     19. Establish, review and update periodically the Corporation's Standards of Business Conduct and ensure that management has established a system to enforce this code.

     20. Review management's monitoring of the Corporation's compliance with the Corporation's Standards of Business Conduct and ensure that management has the proper monitoring controls in place to ensure that the Corporation's financial statements, reports and other financial information disseminated to governmental organizations, and the public satisfy legal requirements.

     21. Establish procedures for the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

     22. Review, with the Corporation's legal counsel, legal compliance matters including corporate securities trading policies.

     23. Review with the Corporation's legal counsel, legal matters that, in management's opinion, may have a significant impact on the Corporation's financial statements.

     24. The Audit and Compliance Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Corporation shall provide for appropriate funding, as determined by the Audit and Compliance Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit and Compliance Committee.

     25. Perform other activities consistent with this Charter, the Corporation's By-laws and governing law, as the Audit and Compliance Committee or the Board deem necessary or appropriate.

                                  APPENDIX C

                       ADVANCED MARKETING SERVICES, INC.
                              BOARD GUIDELINES ON
                          CORPORATE GOVERNANCE ISSUES

     On November 12, 2002, the Board of Directors of Advanced Marketing Services, Inc. (the "Company") adopted, and on June 4, 2003 amended, the following Corporate Governance Guidelines:

Board Mission and Responsibilities

     Mission Statement. The Company's primary objective is to maintain its reputation and improve its position as the leading global provider of customized services to book retailers and publishers. It is the Company's policy to scrupulously adhere to the laws of the jurisdictions in which it operates and diligently observe the highest ethical standards. In doing so, the Company believes that it will be most effective in maximizing long-term stockholder value.

     Corporate Authority and Responsibility. All corporate authority resides in the Board of Directors (the "Board") as fiduciaries on behalf of the stockholders, except with regard to those matters reserved to the stockholders under Delaware law. The Board selects and delegates authority to management to conduct the Company's business and pursue its mission. Management, not the Board, is responsible for managing the Company and is expected to be scrupulously correct in its financial reporting and ethical standards. The Board retains responsibility to recommend candidates to the stockholders for election to the Board. The Board retains responsibility for selection and evaluation of the Chief Executive Officer, selection and retention of independent auditors, oversight of succession plans, determination of senior management compensation, approval of the annual budget, review of quarterly performance and review of systems, procedures and controls. The Board also advises management with respect to strategic plans. Through its Audit Committee, the Board maintains a direct reporting relationship with the Company's internal audit function.

Board Operations

     The Chairman of the Board, in coordination with the Chief Executive Officer, shall set the agenda for each Board meeting, taking into account input and suggestions from the members of the Board. Any member of the Board may request that an item be included on the agenda.

     Board Agenda. The Chairman of the Board will communicate the agenda to all Board members at least one week in advance for comments and suggestions. In the event of a disagreement regarding the addition or deletion of an agenda item, the Chairman of the Corporate Governance and Nominating Committee shall be asked to discuss resolution with the Chairman of the Board. Board materials related to agenda items should generally be provided by Board members sufficiently in advance of Board meetings where necessary or appropriate to allow directors to adequately prepare for and participate in discussions at the Board meeting. All directors are expected to review such materials in advance of the meetings and attend such meetings, absent unforeseen circumstances of an urgent nature.

     Prior to or at the last Board meeting of the fiscal year an annual agenda shall be presented by the Chairman of the Board for the upcoming year's meetings, scheduling all standard issues and allowing for timely additions.

     Strategic Planning. The Board shall hold an annual strategic planning session. The timing and agenda for this meeting are to be suggested by the Chief Executive Officer.

     Independent Advice. The Board or any Board committee may seek legal or other expert advice from a source independent of management. Generally, this would be with the knowledge of the Chief Executive Officer and the Chairman of the Board.

     Access to Top Management. Board members are free to contact members of senior management and are encouraged to coordinate their contacts with the Chief Executive Officer. Additionally, at the invitation of the Board, to be communicated through the Chief Executive Officer or Chairman of the Board, members of senior management may be invited to attend Board meetings or portions thereof for the purpose of participating in discussions. Generally, presentations of matters to be considered by the Board should be made by the managers responsible for the specific area of the Company's operations.

     Executive Meetings of Independent Directors. An executive meeting of Independent Directors should be held during each Board meeting. Additional executive sessions or meetings of the Independent Directors without management may be held from time-to-time as deemed necessary or appropriate. The Chairman of the Corporate Governance and Nominating Committee shall chair the executive meeting except during portions of such meetings where the items to be considered or discussed are solely within the scope of responsibility of another committee, in which event the chairman of that committee shall chair that portion of the executive meeting.

     Board Evaluation. The Corporate Governance and Nominating Committee shall be responsible for evaluating Directors as part of its process for recommending Director nominees to the Board and will also coordinate evaluations of all individual directors every two years. The Corporate Governance and Nominating Committee shall be responsible for coordinating an annual evaluation by the Directors of the Board's performance and procedures.

     Written Guidelines and Policies. The Board shall maintain written corporate governance guidelines and operational policies which will be reviewed annually by the Corporate Governance and Nominating Committee.

Board Structure

     Board Composition. It is the policy of the Company that Independent Directors, whom the Board has affirmatively determined to have no material relationship or conflict with the Company, shall constitute no less than two-thirds of the Board. The Chief Executive Officer and possibly one or two other, at most, members of management may sit on the Board.

     Number and Qualification of Directors. The Board shall assess its size from time-to-time. It is the Board's philosophy that the number of Directors not exceed a number that can operate efficiently as a body. The Company's Articles of Incorporation provide that the Board is divided into three classes of directors, each class to be as nearly equal in number as possible. Directors will be elected annually by the stockholders to serve for three-year terms, with the elections staggered by class.

     The Corporate Governance and Nominating Committee, in consultation with the Chairman of the Board and the Chief Executive Officer, shall consider and make recommendations to the Board concerning such matters as the size and needs of the Board and committees, rotation of terms of members, frequency of meetings, evaluation procedures and other appropriate matters. The Corporate Governance and Nominating Committee shall also consider candidates to fill new positions created by expansion and vacancies that occur by resignation, retirement or for any other reason. Candidates are considered based on their character, judgment, business experience and acumen, industry and functional experience, regulatory needs and other factors considered relevant. Final approval of Board candidates will be determined by the full Board.

     Committees. It is the general policy of the Company that most major decisions be considered and made by the Board as a whole. As a consequence, the committee structure of the Board should be limited to those committees considered to be basic or to be required for the operation of a publicly-owned company.

     The standing Board committees shall be the Audit and Compliance Committee, the Compensation Committee and the Corporate Governance and Nominating Committee. All standing committees shall be made up of three or more Independent Directors. The members and chairs of each committee are to be recommended to the Board by the Corporate Governance and Nominating Committee, in consultation with the Chairman of the Board and the Chief Executive Officer. Each standing committee shall maintain a written charter approved by the Board. Such charters shall be modified or amended from time to time as deemed necessary or appropriate by the Board or to comply with evolving corporate governance standards and other requirements adopted by Congress, the Securities and Exchange Commission and the New York Stock Exchange. Committees shall receive authority exclusively through delegation from the Board. All Committee actions must be ratified by the Board before becoming effective, unless taken pursuant to an express delegation of authority or other legal or regulatory requirements. A Director may attend any Board committee meeting. The Chairman of the Board shall recommend periodic rotation of Committee assignments.

     Independent Directors. "Independent Director" means a person who is independent of management and free from any relationship with the Company or otherwise (including serving as consultants or service providers to the Company except as approved by the Independent Directors for special projects) that, in the opinion of the Board, would interfere in the exercise of independent judgment as a Director. No officer or employee of the Company or its subsidiaries shall be qualified as an Independent Director. No former officer or employee of the Company may qualify as an Independent Director until 5 years have elapsed since his last employment or payment by the Company. Each Independent Director must also satisfy any additional standards for "independence" promulgated by the New York Stock Exchange.

Directors

     Nominees for Election to the Board. The Corporate Governance and Nominating Committee shall recommend nominees to the full Board for annual elections of Directors. The Committee will welcome input from all Directors and stockholders.

     Board Orientation. In furtherance of its policy of having major decisions made by the Board as a whole, the Company shall maintain a full orientation process for new Board members that includes appropriate corporate materials, meetings with key management and visits to Company facilities. Directors are also expected to participate in continuing education programs as deemed necessary or appropriate.

     It is the policy of the Company that the Chairmen of the Audit, Compensation and Corporate Governance and Nominating Committees of the Board each act as the chair at meetings of their Committees or at meetings or executive sessions or portions of executive sessions of the Independent Directors at or during which the items to be considered or discussed are solely within the scope of the responsibility of their committee. This practice is designed to provide for leadership at all meetings or executive sessions of the Independent Directors without the need to designate a chairman at each such meeting.

     Retirement. Retirement age shall occur at the end of the term which spans the 72nd birthday. Each Director shall submit a letter of resignation not less than 90 days before their 72nd birthday. The full Board may request an additional full or partial term of service from an individual director, in the exceptional event of its determination that this would be unusually beneficial to the Company's shareholders.

     Changes in Professional Responsibility. The Board should consider whether a change in an individual's professional responsibilities directly or indirectly impacts that person's ability to fulfill the obligations of a Director. To facilitate the Board's consideration, Directors shall submit a letter of resignation as a matter of course upon retirement, resignation or other significant change in professional roles.

     Director Compensation and Stock Ownership. The compensation of Directors shall be reviewed annually by the Compensation Committee, which shall make recommendations to the full Board. Compensation will be in the range of that being paid by comparable companies, in order to attract and retain outstanding directors. No later than November 12, 2002 each current director (and within one year following election, each new director) will be expected to own common stock of the Company in an amount which, at time of purchase, costs no less than $30,000 or which has a fair market value of $100,000.

     Chief Executive Officer Evaluation. The Corporate Governance and Nominating Committee shall be responsible for coordinating an annual evaluation of the Chief Executive Officer by the Independent Directors. The Independent Directors will also provide guidance for the Compensation Committee with respect to the Chief Executive Officer's compensation. The Chairman of the Corporate Governance and Nominating Committee shall be the liaison with the Chief Executive Officer.

     Management Succession. The Compensation Committee shall coordinate with the Chief Executive Officer to ensure that a successor for emergencies is designated at all times and that a formalized process governs long-term management development and succession. The Chief Executive Officer shall report to the Board annually about development of senior management personnel and succession plans, which plans shall be subject to the approval of the Board.

     Outside Board Memberships. The Chief Executive Officer and other members of senior management shall seek the approval of the Board before accepting outside board memberships, and the Board generally discourages management from more than one corporate board membership. Non-management Board members with full-time employment obligations are discouraged from holding more than two other corporate board memberships. Non-management Board members without full-time employment obligations are discouraged from holding more than four other corporate board memberships.

Board Guidelines

     These Board Guidelines are to be reviewed from time-to-time by the Board with a view to making such modifications or amendments as may be deemed necessary or appropriate.

                                  APPENDIX D

                       ADVANCED MARKETING SERVICES, INC.
                                CODE OF ETHICS

I. INTRODUCTION

     Advanced Marketing Services, Inc., Worldwide (the "Company") has a firmly established policy of conducting its affairs in compliance with all applicable laws and regulations and observing the highest standards of business ethics. Integrity, honesty, forthrightness and fairness are of primary importance in all business relationships involving the Company. The Company expects each director, officer and associate, including without limitation its senior financial officers, (each, an "associate") to perform his or her duties in such a manner as to preserve the Company's good name and reputation. The Company intends that every associate shall follow the letter, as well as the spirit, of these Standards of Business Conduct.

     These Standards have been adopted by the Board of Directors of the Company and apply to the Company, its subsidiaries and divisions and their associates. Accordingly, references to the Company include its subsidiaries and divisions. These Standards are not intended to be all encompassing. Situations may arise that are not expressly covered or where the proper course of action is unclear. Associates should consult with their supervisors if any questions as to interpretation of these Standards arise. Any associate may bring problems to the attention of higher management such as the Vice President of Human Resources or Chief Executive Officer for review and the Company maintains an open door policy in that regard.

     The Company may modify or supplement these Standards from time-to-time, to comply with evolving corporate governance standards, to comply with applicable corporate governance or other requirements adopted by Congress, the SEC or the New York Stock Exchange and otherwise as it deems appropriate. Accordingly, all associates must review these Standards at least once every year. Additionally, some Company subsidiaries or divisions may adopt more restrictive or supplemental rules governing certain matters. Associates of these subsidiaries or divisions have the obligation to become familiar with and observe any such rules as well.

     Any associate of the Company having information or knowledge regarding a violation, or potential violation, of these Standards should immediately report the same to his or her supervisor. If an associate has reason to believe that it would be inappropriate to report the relevant information to his or her supervisor, then the information should be reported in confidence directly to another high-level authority within the Company. Retaliation or reprisal of any kind against an associate who reports a violation (or, in good faith, potential violation) of these Standards is strictly prohibited.

     The Company may regard any associate's acts in violation of these Standards to be outside the course and scope of that associate's employment. Any associate found to have violated these Standards may be subject to immediate disciplinary action, including reassignment, demotion or, when appropriate, dismissal. Legal proceedings may also be commenced against such individual to recover the amount of any improper expenditures, any other losses which the Company may have incurred or other appropriate relief. Public officials under applicable criminal statutes may also prosecute violators.

     Any waiver of any provision of these Standards for a director or executive officer of the Company may be made only by the Board of Directors or an appropriate committee thereof and will be promptly disclosed to the Company's shareholders.

II. CORPORATE ASSETS AND INFORMATION

A. COMPANY FUNDS AND PROPERTY

     Associates of the Company are responsible and accountable for the proper expenditure of funds and use of Company assets under their control, including all funds and assets entrusted to the Company's custody by customers and others. The Company's assets are to be used only for legitimate business purposes both during and following employment with the Company, and should be used efficiently. Examples of improper uses include unauthorized taking or use of corporate property or other resources, and the disbursement of corporate funds, directly or indirectly, for any form of payment that is illegal, for personal gain or otherwise not in accordance with Company policy. Unless authorized by appropriate Company officers, the sale, loan or gift of Company assets to Company associates, customers or suppliers is prohibited.

B. CORPORATE RECORDS AND ACCOUNTING

Data, Records and Reports

     It is the Company's policy to maintain the highest level of integrity and accountability with respect to all financial reporting, including reports to regulatory authorities, auditors and the Company's stockholders.

     All Company data, records and reports must be accurate and truthful and prepared in a proper manner. These include everyday documents such as expense reports and accounting entries, as well as cost estimates, contract proposals and other presentations to management, customers, and the public. It is essential that those who rely on these records and reports -- managers, creditors, customers, auditors and other decision makers -- have truthful and accurate information. The integrity of the Company's accounting, technical, personnel, financial and other records is based on their validity, accuracy and completeness.

     Anyone preparing the type of information described above must be diligent in assuring its integrity and anyone representing or certifying the accuracy of such information should make an inquiry or review adequate to establish a good faith belief in the accuracy of the information. Custodians of the Company's data, records and reports must be sure that such information is released, whether internally or outside the Company, only if adequately protected and only for authorized purposes.

C. NON-SOLICITATION, CONFIDENTIAL AND PROPRIETARY INFORMATION

     The Company's associates are responsible for protecting the Company's confidential and proprietary information. No associate shall disclose confidential or proprietary information to a third party without proper authorization or use such information for his or her own personal benefit, or in any manner inconsistent with the Company's interest. In addition, no associate will share our customers' proprietary information (to include pricing) with anyone including other customers we serve.

     Confidential information includes, without limitation, information or data relating to the Company's planning, business strategy, projects, existing or potential customers, competitors or suppliers, financial results of operations, or any other information that is not generally known to the public. This prohibition also applies to the confidential information of the Company's customers, suppliers and other parties with whom the Company does business.

     Proprietary information includes, without limitation, information relating to trade secrets, patents, research studies and results, manufacturing techniques and marketing strategies. It includes records, practices, letters, plans, drawings, software and data stored on electronic or magnetic media. Proprietary information also includes inventions and other information associates may create or develop which relate to the Company's business. Proprietary information is a Company asset. Associates are required to report the creation or development of proprietary information to permit the Company to take the necessary steps to protect its assets. Improper disclosure or use could destroy the value of such information to the Company, and subject the Company to substantial liability to any third-party licensor of such information.

     Access to confidential and proprietary information must be limited to authorized persons with a need to know that particular information. Unauthorized disclosure even to other Company associates, for example, in non-job related discussions, is prohibited. Associates should take care not to:
(1) discuss Company matters in public places where discussions can be overheard; (2) read Company documents where others can see them; or (3) discard Company documents where they can be retrieved. Associates should also be aware of the insecure nature of conversation conducted on car, airplane, mobile and cellular telephones, and act accordingly.

     At the conclusion of employment with the Company, associates are required to return all Company documents, records and other property in their possession, including those that contain confidential or proprietary information. After leaving the Company, former associates have a continuing obligation to safeguard confidential and proprietary information, including keeping it confidential and avoiding its unauthorized use.

Non-Solicitation:

     During the period beginning upon the date of hire and ending on the first anniversary of the date of termination of an associate's employment with the Company, (the "Non-Solicitation Period"), and to the fullest extent permitted under applicable law, the associate agrees that he/she shall not, directly or indirectly, solicit, recruit or hire any associates of or persons who are currently employed by the Company. Furthermore, the associate agrees not to solicit or encourage any such associate of the Company to leave the employment of the Company.

D. INSIDER TRADING

     The purchase or sale of securities while possessing material non-public information or the selective disclosure of such information to others who may trade is prohibited by federal and state laws. Advanced Marketing Services, Inc. has adopted the following policy with respect to purchases and sales of the Company's securities by directors, officers, associates, advisors and consultants of the Company and its subsidiaries who have material non-public information about the Company and about other firms with which it works closely. Outside directors, advisors and consultants are included within the term "associate." Each associate is responsible for ensuring that he or she does not violate federal or state securities laws or the Company's policy concerning securities trading. This policy is designed to promote compliance with federal securities laws and to protect the Company, as well as those persons, from the very serious liabilities and penalties that can result from violations of these laws.

     Company associates may not trade in the stock of any firm when they know "material non-public information" about the firm. This restriction on "insider trading" is not limited to trading in the Company's securities. It includes trading in the securities of other firms such as customers, suppliers or vendors of the company and those with which the Company may not be negotiating major transactions, such as an acquisition, investment or sale. Information that is not material to the Company may nevertheless be material to one of those other firms.

     "Trading" includes purchases and sales of stocks, bonds, debentures, options, puts, calls and other similar securities. This policy includes trades made pursuant to any investment direction under associate benefit plans as well as trades in the open market. This policy also applies to the exercise of options with an immediate sale of some or all of the shares through a broker (a "cashless exercise").

     Associates must not pass material non-public information on to others or recommend to anyone the purchase or sale of any securities on the basis of such information. This practice, which is known as "tipping," also violates the securities laws and can result in the same civil and criminal penalties that apply to insider trading whether or not the associate derives any benefit from another's actions.

     The same restrictions apply to family members and other persons living in an associate's household. Associates are expected to be responsible for the compliance of the members of their immediate family and personal household. Transactions that may be necessary or justifiable for independent reasons (such as the need to raise money for an emergency expenditure) are no exception to the policy.

     Because of the unique potential for abuse of material non-public information, it is also the Company's policy that directors, officers and associates may not engage in short-term speculative transactions involving "trading" in the Company's securities. This would include short sales and buying or selling puts or calls. In addition, the purchase of the Company's securities on margin (except in connection with the exercise of associate stock options) is prohibited.

Definition of Material, Non-public Information

     Information is material if there is a substantial likelihood that a reasonable investor would consider it important in deciding whether to buy, hold or sell a security. Therefore, any information that could reasonably be expected to affect the price of the security is material. Common examples of material information are:

     o Projections of future earnings or losses or changes in such projections.

     o    Actual Earnings.

     o A pending or prospective joint venture, merger, acquisition, tender offer or financing.

     o    A significant sale of assets or disposition of a subsidiary.

     o A gain or loss of a material contract, customer or supplier, or material changes in the profitability status of a current contract.

     o    The development or release of a new product or service.

     o Changes in a previously announced schedule for the development or release of a new product or service.

     o Changes in senior management or other major personnel changes or labor negotiations.

     o Significant increases or decreases in dividends or the declaration of a stock split or the offering of additional securities.

     o    Financial liquidity problems.

     Both positive and negative information can be material. Because any trading that receives scrutiny will be evaluated after the fact (with the benefit of hindsight), questions concerning the materiality of particular information should be resolved in favor of materiality, and trading should be avoided.

     Non-public information is information that is not generally known or available to the public. Information is considered to be available to the public only when it has been released to the public through the appropriate channels, e.g., by means of a press release or a statement from one of the Company's senior officers, and enough time has elapsed to permit the investment market to absorb and evaluate the information. As a general rule, information is considered non-public until the third business day after public disclosure. Additionally, associates may not trade during "blackout" periods or if there is a no-trading directive in effect. A calendar of blackout periods and notice of any no-trading directives are provided to all associates from time to time.

Unauthorized Disclosure

     Maintaining the confidentiality of Company information is essential for competitive, security and other business reasons, as well as to comply with securities laws. Information an associate learns about the Company or its business plans in connection with his or her employment is potentially "inside" information until publicly disclosed or made available by the Company. The associate should treat all such information as confidential and proprietary to the Company. The associate may not disclose the "inside" information to others, such as family members, other relatives, or business or social acquaintances, who do not need to know it for legitimate business reasons.

     The timing and nature of the Company's disclosure of material information to outsiders is subject to legal rules, the breach of which could result in substantial liability to the associate, the Company and its management. Accordingly, it is important that only specifically designated representatives of the Company discuss the business of the Company and its affiliates and subsidiaries with the news media, securities analysts and investors. If you receive any inquiry of this type, you should refer the inquiry to the Director of Investor Relations.

     Responsibility for adhering to this policy and avoiding improper trading rests with the associate. If an associate violates this policy, the Company may take disciplinary action, including termination for cause. Any person who has any questions about the application of this policy should contact the Director of Investor Relations.

E. LEGAL DISPUTES

     Associates involved with a Company lawsuit or other legal dispute may not discuss it with outsiders or other Company associates without the prior approval of the Company's Chief Executive Officer or Vice President of Human Resources.

     Failure to follow these restrictions could constitute a breach of the Company's attorney-client privilege and result in the loss of confidential information. Additionally, any associate contacted by any regulatory or law enforcement authority seeking Company information should promptly contact his or her supervisor who should immediately bring the matter to the attention of Company's Chief Executive Officer or Vice President of Human Resources. No associate should respond to any such inquiry regarding the Company without first consulting with and obtaining the approval of the Company's Chief Executive Officer or Vice President of Human Resources.

III. CONFLICTS OF INTEREST

A. Conflicts of Interest

     Although Company associates are generally free to engage in personal financial and business transactions, there are certain limitations. All associates have a duty to avoid situations where their loyalties may be divided between the Company's interests and their own interests. Associates should avoid even the appearance of such a conflict of interest.

     While it is impossible to outline every situation that may give rise to a conflict of interest or the appearance of impropriety, the following are some examples:

     1. No associate or closely related family member may have a financial interest or stock ownership in, or obligation to, or receive a loan or guarantee from, a competitor, customer, or supplier of the Company, where the interest, obligation, loan or guarantee might cause divided loyalty or even the appearance of divided loyalty.

     2. No associate may perform services as an associate, independent contractor, advisor or consultant for any competitor of the Company. No associate may perform such services for a customer or supplier of the Company without the prior written approval of the Company's Chief Executive Officer.

     3. No associate may serve as a Director of any competitor of the Company. No associate may serve as a Director of any customer or supplier of the Company without the prior written approval of the Company's Chief Executive Officer.

     4. No associate may accept a position with another company if doing so would impair the associate's ability to fulfill his or her obligations to the Company.

     5. No associate may deprive the Company of a business opportunity, or divert a business opportunity to such associate's own benefit.

B. Dealing with Government Officials

     Associates who have dealings with government officials must conform to the following standards:

     1. All associates who contact public officials must be familiar with the applicable lobbying laws and public disclosure requirements, particularly those laws or regulations that pertain to registrations or filings that must be made by the Company.

     2. No payment may be made to, or for the benefit of, any public official in order to induce or entice such official to enact, defeat or violate any law or regulation for the Company's benefit; to influence any official act; or to obtain any favorable action by a governmental agency or official on behalf of the Company.

     3. Social amenities, entertainment and other courtesies may be extended to government officials or associates only to the extent appropriate and reasonable under applicable laws and customs. Gifts of greater than nominal value to, or lavish entertainment of, public officials are prohibited. No gifts in the form of cash, stock or other similar consideration shall be given, regardless of amount. Any gift about which an associate is uncertain should not be made without the prior written approval of the Company's Chief Executive Officer. Any expenses incurred by a Company associate in connection with the matters discussed herein shall be accurately recorded on the Company's books and records.

C. Business Hospitality

     Good relationships with the Company's suppliers and customers are important and in the long-term best interests of the Company. Business entertainment (including meals and transportation), gratuities and gifts, whether offered by Company associates or their families to third parties or extended to Company associates or their families by third parties, are permitted, provided the entertainment, meal or transportation provided is not lavish or excessive and the gift or gratuity given is of nominal value (less than $200) and does not consist of cash or cash equivalents (e.g., gift certificates). Neither should exceed the bounds of good taste or customary business standards in the community. Care should be exercised to ensure that any business entertainment or gift could not reasonably be construed by the recipient as a bribe or improper inducement.

     The nature of the transactions should be such that their public disclosure would not be embarrassing to the Company or the recipient. All funds expended for business entertainment and gifts must be documented accurately and reflected in the books and records of the Company.

D. Prohibited Payments

Bribery and Kickbacks

     No associate of the Company may, directly or indirectly, offer, give, solicit or accept any money, privilege, special benefit, gift, or other item of value for the purpose of obtaining, retaining, or directing business, or bestowing or receiving any kind of special or favored treatment for the Company. The Company does not permit or condone the use or receipt of bribes, kickbacks, or any other illegal or improper payments or transfers in the transaction of its business. The use of any outside consultant, attorney, accountant, or agent in any manner or for any purpose that would be contrary to this prohibition will not be permitted.

Business Dealings Outside the United States

     The Foreign Corrupt Practices Act (the "Act") prohibits a U.S. citizen from engaging in certain types of activities while conducting business outside the United States.

     In accordance with the provisions of the Act, no director, officer, associate, or agent of the Company may give or offer to give, directly or indirectly, anything of value to any foreign official (including an official of any political party or candidate for any political office) for the purpose of
(i) influencing any act or decision of the recipient in his official capacity;
(ii) inducing the recipient to use his influence to affect any act or decision of any foreign government; or (iii) inducing the recipient to do or omit to do any act in violation of the lawful duty of such person. The Act provides that an individual may be fined up to $100,000 and imprisoned for up to five years for violations of the Act. In addition, the Company may be subject to substantial monetary penalties for violations of the Act by its associates or agents and is prohibited from directly or indirectly paying the monetary fines imposed on individual violators of the law. Modest gratuities and tips may be paid solely for the purpose of expediting or securing the performance of a routine action required to be taken by foreign governmental officials, representatives of customers or suppliers or other persons whose duties are essentially ministerial or clerical in nature.

     However, such payments may not be made if they are in violation of local law or in order to influence a foreign official or other person to make a decision that the individual is not required to make, such as any decision whether, or on what terms to award new business to or to continue business with a particular party.

Political Contributions

     No corporate funds or services shall be paid or furnished to any political party or any candidate for, or incumbent in, any public office except as permitted by law and as approved by the Board of Directors.

     The prohibitions and limitations on political contributions outlined above relate only to the use of corporate funds and services and are not intended to discourage associates from making personal contributions to candidates or political parties of their choice. Personal involvement in political activity is permitted as long as the activity does not interfere with or impair the performance of the associate's duties for the Company.

     In addition, any associate who becomes involved with a political group must make it clear that his or her activities are being conducted purely in a personal capacity and not on behalf of or in connection with the Company.

IV. EQUAL EMPLOYMENT OPPORTUNITY AND UNLAWFUL HARASSMENT

     The Company maintains a strong policy of equal employment opportunity for all associates and applicants for employment. The Company hires, trains, promotes and compensates associates on the basis of individual competence and potential without regard for race, color, religion, sex, sexual orientation, national origin, citizenship, age, marital status, or non-job related disability, as well as all other classifications protected by applicable laws.

     The Company's equal employment opportunity philosophy applies to all aspects of employment with the Company, including but not limited to recruiting, hiring, training, transfer, promotion, associate benefits and compensation, termination, educational assistance, leave of absence and social and recreational activities.

     The Company is committed to adhering to and enforcing its obligations under applicable non-discrimination laws including the Americans with Disabilities Act (ADA). All associates are expected to help implement the Company's goals with regard to equal employment opportunity. Disabled associates and job applicants who want to request reasonable accommodations from the Company are encouraged to consult with their supervisors or Human Resources Department. In addition, associates and job applicants who feel that they have been discriminated against because of a disability should register a complaint with the head of the Human Resources Department, or with the appropriate supervisory executive.

     The Company opposes harassment of others on the basis of sex, sexual orientation, age, race, color, national origin, religion, marital status, citizenship, disability and other characteristics protected by applicable laws.

     Harassment includes making derogatory remarks about such characteristics, using negative epithets, making "jokes" about ethnic or other groups, and other verbal and physical behavior.

     It is the policy of the Company to provide a non-discriminatory work environment free of intimidation and harassment. All associates are expected to cooperate in maintaining this work environment.

     The Company will not tolerate any form of unlawful harassment, whether verbal or physical, at any level. Sexual harassment includes unwelcome sexual advances, requests for sexual favors or other verbal or physical conduct of a sexual nature when: (1) submission to such conduct is made either explicitly or implicitly a term or condition of an individual's employment; (2) submission to or rejection of such conduct by an individual is used as the basis of employment decisions affecting such individual; or (3) such conduct has the purpose or effect of substantially interfering with the affected person's work performance or creating an intimidating, hostile or offensive work environment.

     It is the Company's policy to investigate thoroughly and remedy any incidents of harassment. In order to accomplish this, however, harassment must be brought to the attention of the Company. Accordingly, associates who feel aggrieved because of harassment have an obligation to communicate their problems immediately. An associate who feels he or she has been harassed should immediately notify their immediate supervisor or Human Resources. All complaints will be treated as confidentially as possible and all investigations will be conducted expeditiously. There will be no retaliation against a person who, in good faith, files a complaint or participates in any way in the investigation of a complaint.

     Any associate who has been found, after appropriate investigation, to have harassed another associate will be subject to appropriate sanctions depending on the circumstances, up to and including dismissal.

V. FAIR DEALING

     Each associate shall endeavor to deal fairly with the Company's customers, suppliers, competitors and associates. No associate shall take unfair advantage of anyone through manipulation, concealment, abuse of privileged information, misrepresentation of material facts or any other unfair-dealing practice.

VI. ACCOUNTING MATTERS

     Every associate must cooperate fully with the Company's internal accounting process and its independent auditors. Any associate who becomes aware of a questionable accounting or auditing practice, or has a complaint regarding the Company's accounting, internal accounting controls or auditing matters, should immediately make a report to one of his or her supervisors or, if such associate desires, he or she may contact any member of the Company's Audit Committee.

     Any supervisor receiving a report from a subordinate must in turn make a report to any member of the Audit Committee. All reports will be treated as confidentially as possible and no associate will be subject to any retaliation or adverse consequence for making any such report in good faith.

     It is the Company's policy that all records that form the basis of an audit or review be retained for a reasonable period of time. Any associate who is unsure whether a particular record must be retained should consult his or her supervisor or the Company's Chief Financial Officer.

VII. COMPLIANCE WITH STANDARDS

     If associates know of or suspect a violation of applicable laws and regulations, these Standards, or the Company's related policies, they should immediately report that information to their supervisor or a higher level of management. No associate reporting a suspected violation will be subject to retaliation because of a good faith report.

     Reported violations will be promptly investigated and treated confidentially to the greatest extent possible. It is imperative that the associate reporting the violation not conduct a preliminary investigation of their own. Investigations of alleged violations may involve complex legal issues. Associates who act on their own may compromise the integrity of an investigation and adversely affect both themselves and the Company.

     The Company intends to use every reasonable effort to prevent the occurrence of conduct not in compliance with these Standards and to halt any such conduct that may occur as soon as reasonably possible after its discovery. Associates who violate these Standards and other Company policies and procedures may be subject to disciplinary action, up to and including discharge. In addition, disciplinary action, up to and including discharge, may be taken against anyone who directs or approves infractions or has knowledge of them and does not move promptly to correct them in accordance with the Company's policies.

     Ultimate responsibility to ensure that the Company complies with the laws and ethical standards affecting its business rests on each of its associates. Associates must become familiar with and conduct themselves strictly in compliance with such laws and ethical standards as well as the Company's policies and guidelines pertaining to them.

                                 CERTIFICATION

     I acknowledge that I have received a copy of the Advanced Marketing Services, Inc. Ethics Policy. I certify that I have read, understand and will comply with the policies and procedures set forth in that document. I understand that, if I am an associate of the Company, my failure to comply in all respects with the Company's policies, is a basis for termination of my employment.


-------------------------------
Associate Signature/Date


-------------------------------
Print Name

                                 REVOCABLE PROXY
                        ADVANCED MARKETING SERVICES, INC.
                ANNUAL MEETING OF STOCKHOLDERS -- AUGUST 14, 2003

     The undersigned stockholder(s) of Advanced Marketing Services, Inc. (the "Company") hereby nominates, constitutes and appoints Charles C. Tillinghast and James A. Leidich, and each of them, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all stock of Advanced Marketing Services, Inc., which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Company's facility at 5880 Oberlin Drive, San Diego, California 92121 on Thursday, August 14, 2003, at 9:00 a.m., Pacific Daylight Time, and any and all adjournments or postponements thereof, with respect to the matters described in the accompanying Proxy Statement and, in their discretion, on such other matters which properly come before the meeting, as fully and with the same force and effect as the undersigned might or could do if personally present thereat, as follows:

Item 1. Election of Directors     [_] AUTHORITY GIVEN     [_] WITHHOLD AUTHORITY
                                      to vote for all         to vote for all
                                      nominees listed         nominees.
                                      below (except as
                                      indicated to the
                                      contrary below).

(Instructions): To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.

                             Charles C. Tillinghast
                             Michael M. Nicita
                             Loren C. Paulsen

Item 2. Approval of amendment to and             FOR [_] AGAINST [_] ABSTAIN [_]
restatement of the 1995 Stock Option Plan

Item 3. Ratification of Deloitte & Touche LLP    FOR [_] AGAINST [_] ABSTAIN [_]
as independent auditors

Item 4. To transact any other business as may properly come before the meeting and any adjournment or postponement.

                    Please sign and date on the reverse side

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE OF "AUTHORITY GIVEN" FOR PROPOSAL 1 AND "FOR" PROPOSALS 2 AND 3. THE PROXY CONFERS AUTHORITY TO AND WILL BE VOTED "AUTHORITY GIVEN" FOR PROPOSAL 1 AND "FOR" PROPOSALS 2 AND 3 UNLESS OTHER INSTRUCTIONS ARE INDICATED, IN WHICH CASE THE PROXY WILL BE VOTED IN ACCORDANCE WITH SUCH INSTRUCTIONS.

     IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.


                                    Dated: _____________________________, 2003


                                    ____________________________________________
                                                 (Please print name)

                                    ____________________________________________
                                             (Signature of Stockholder)

                                    ____________________________________________
                                                 (Please print name)

                                    ____________________________________________
                                             (Signature of Stockholder)

                                    (Please date this Proxy and sign your name as it appears on your stock certificates. Executors, administrators, trustees, etc., should give their full titles. All joint owners should sign.) I (We) do |_| do not |_| expect to attend the Meeting.

                                    Number of Person(s) _____________